UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Exchange Act of 1934
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Ramco-Gershenson Properties Trust

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RAMCO-GERSHENSON PROPERTIES TRUST
31500 NORTHWESTERN HIGHWAY, SUITE 300
FARMINGTON HILLS, MICHIGAN 48334
Dear Shareholder:
     We invite you to attend the 2010 Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust (the “Trust”). The meeting will be held on Tuesday, June 8, 2010 at The Community House, 380 S. Bates Street, Birmingham, Michigan 48009 at 10:00 a.m., Eastern time. During the 2010 annual meeting, shareholders will have the opportunity to vote on each item of business described in the enclosed notice of the 2010 annual meeting and accompanying proxy statement. Your Board of Trustees and management look forward to greeting personally those shareholders who are able to attend.
     It is important that your shares be represented and voted at the annual meeting, whether or not you plan to attend. You can vote in one of four ways as further described in the accompanying proxy statement: (1) via the telephone; (2) via the Internet; (3) by signing, dating and returning the enclosed proxy card or voting instruction card; or (4) by casting your vote in person at the annual meeting.
Your continued interest and participation in the affairs of the Trust are greatly appreciated.

Sincerely,
Dennis Gershenson
President and Chief Executive Officer

April [ • ], 2010

RAMCO-GERSHENSON PROPERTIES TRUST
NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
JUNE 8, 2010

To the Shareholders of Ramco-Gershenson Properties Trust:
     Notice is hereby given that the 2010 Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust will be held at The Community House, 380 S. Bates Street, Birmingham, Michigan 48009 at 10:00 a.m., Eastern time, for the following purposes:
     (1) To elect three Trustees named in the accompanying proxy statement to serve until the 2013 annual meeting of shareholders;
     (2) To ratify the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2010;
     (3) To approve an amendment to the Declaration of Trust for the purpose of declassifying the Board of Trustees and an amendment to the Bylaws for the purpose of increasing the percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting; and
     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
     Your Board of Trustees recommends a vote FOR Proposals 1, 2 and 3. The accompanying proxy statement, which forms a part of this Notice of 2010 Annual Meeting of Shareholders, contains additional information for your careful review. A copy of the Trust’s annual report for 2009 is also enclosed.
     Shareholders of record of the Trust’s common shares of beneficial interest at the close of business on April 14, 2010 are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Your vote is important. You can vote in one of four ways as further described in the accompanying proxy statement: (1) via the telephone; (2) via the Internet; (3) by signing, dating and returning the enclosed proxy card or voting instruction card; or (4) by casting your vote in person at the annual meeting.

By Order of the Board of Trustees
Gregory R. Andrews
Chief Financial Officer and Secretary

Page
About the Meeting	1
Security Ownership of Certain Beneficial Owners and Management	5
Proposal 1 — Election of Trustees	8
Trustees and Nominees	8
The Board of Trustees	11
Committees of the Board	12
Trustee Compensation	14
Corporate Governance	16
Communication with the Board	16
Executive Officers	17
Compensation Discussion and Analysis	18
Compensation Committee Report	26
Compensation Committee Interlocks and Insider Participation	26
Named Executive Officer Compensation Tables	27
Summary Compensation Table	27
Grants of Plan-Based Awards in 2009	29
Outstanding Equity Awards At December 31, 2009	30
Option Exercises and Stock Vested in 2009	32
Nonqualified Deferred Compensation in 2009	33
Potential Payments Upon Termination or Change-in-Control	34
Related Person Transactions	39
Audit Committee Disclosure	40
Report of the Audit Committee	41
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	42
Proposal 3 — Approval of Amendment to the Declaration of Trust to Declassify the Board of Trustees and Amendment to the Bylaws to Increase the Percentage of Votes Necessary for Shareholders to Require the Trust to Call a Special Shareholder Meeting	43
Additional Information	45
Section 16(a) Beneficial Ownership Reporting Compliance	45
Cost of Proxy Solicitation	45
Presentation of Shareholder Proposals and Nominations at 2011 Annual Meeting	45
Householding	45
2009 Annual Report	46
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 8, 2010	46
Appendix A — Form of Articles of Restatement	A-1
Appendix B — Form of Amended and Restated Bylaws	B-1

RAMCO-GERSHENSON PROPERTIES TRUST
31500 NORTHWESTERN HIGHWAY, SUITE 300
FARMINGTON HILLS, MICHIGAN 48334

PROXY STATEMENT

2010 ANNUAL MEETING OF SHAREHOLDERS

     The Board of Trustees (the “Board”) of Ramco-Gershenson Properties Trust (the “Trust”) is soliciting proxies for use at the 2010 annual meeting of shareholders of the Trust and any adjournment or postponement thereof. The annual meeting will be held at The Community House, 380 S. Bates Street, Birmingham, Michigan 48009 on Tuesday, June 8, 2010 at 10:00 a.m., Eastern time. The Trust expects to first mail these proxy materials on or about April 30, 2010 to shareholders of record of the Trust’s common shares of beneficial interest (the “Shares”).
ABOUT THE MEETING
What is the purpose of the 2010 annual meeting of shareholders?
     At the 2010 annual meeting, shareholders will act upon the matters outlined in the accompanying Notice of Meeting, including (1) the election of three Trustees named in the accompanying proxy statement to serve until the 2013 annual meeting of shareholders, (2) the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Trust’s independent registered public accounting firm for the year ending December 31, 2010, and (3) the approval of an amendment to the Declaration of Trust, as amended (the “Declaration of Trust”), for the purpose of declassifying the Board of Trustees, and an amendment to the Bylaws, as amended and restated (the “Bylaws”), for the purpose of increasing the percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting.
     In addition, management will report on the performance of the Trust and will respond to questions from shareholders. The Trust expects that representatives of Grant Thornton will be present at the annual meeting and will be available to respond to questions. Such representatives will also have an opportunity to make a statement.
What are the Board’s recommendations?
     The Board recommends a vote:
     Proposal 1 — FOR the re-election of the Board-nominated slate of Trustees.
     Proposal 2 — FOR the ratification of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2010.
     Proposal 3 — FOR the approval of the amendment to the Declaration of Trust to declassify the Board of Trustees and an amendment to the Bylaws to increase the percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting.
Who is entitled to vote?
     Only record holders of Shares at the close of business on the record date of April 14, 2010 are entitled to receive notice of the annual meeting and to vote the Shares that they held on the record date. Each outstanding Share is entitled to one vote on each matter to be voted upon at the annual meeting.

What constitutes a quorum?
     The presence at the annual meeting, in person or by proxy, of the holders of a majority of the Shares outstanding on the record date will constitute a quorum for all purposes. As of the record date, 31,039,893 Shares were outstanding. Broker non-votes (defined below), and proxies marked with abstentions or withhold votes, will be counted as present in determining whether or not there is a quorum.
What is the difference between holding Shares as a shareholder of record and a beneficial owner?
     Shareholders of Record. If your Shares are registered directly in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those Shares, and these proxy materials (including a proxy card) are being sent directly to you by the Trust. As the shareholder of record, you have the right to grant your voting proxy directly to the Trust through the enclosed proxy card, through the Internet or by telephone, or to vote in person at the annual meeting.
     Beneficial Owners. Many of the Trust’s shareholders hold their Shares through a broker, bank or other nominee rather than directly in their own name. If your Shares are so held, you are considered the beneficial owner of Shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those Shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you can not vote these Shares in person at the annual meeting unless you obtain a proxy from your broker, bank or nominee and bring such proxy to the annual meeting. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your Shares.
Can I vote my Shares in person at the annual meeting?
     Even if you plan to be present at the meeting, the Trust encourages you to vote your Shares prior to the meeting.
     You will need to present photo identification, such as a driver’s license, and proof of Share ownership as of the record date when you arrive at the meeting. If you hold your Shares through a bank, broker or other holder of record and you plan to attend the annual meeting, you must present proof of your ownership of Shares, such as a bank or brokerage account statement, in order to be admitted to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.
     Shareholders of Record. If you are a shareholder of record and attend the annual meeting, you can deliver your completed proxy card or vote by ballot in person at the annual meeting.
     Beneficial Owners. If you hold your Shares through a broker, bank or other nominee and want to vote such Shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such Shares and bring such proxy to the annual meeting.
Can I vote my shares without attending the annual meeting?
     By Mail. You can vote by signing, dating and returning the enclosed proxy card or voting instruction card in the postage-paid envelope provided.
     By telephone or through the Internet. You can vote by telephone or through the Internet as indicated on your enclosed proxy card or voting instruction card.
Can I change my vote?
     Shareholders of Record. You can change your vote at any time before the proxy is exercised by filing with the Secretary of the Trust either a notice revoking the proxy or a new proxy that is dated later than the proxy card. You can also change your vote through the Internet, by telephone or by taking action at the annual meeting. If you attend the annual meeting, the individuals named as proxy holders in the enclosed proxy card will nevertheless have authority to vote your Shares in accordance with your instructions on the proxy card unless you properly file such revocation notice or new proxy.

     Beneficial Owners. If you hold your Shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.
What does it mean if I receive more than one proxy card or voting instruction card?
     If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or the Trust’s transfer agent. Please take action with respect to each proxy card and voting instruction card that you receive. The Trust recommends that you contact such persons to consolidate as many accounts as possible under the same name and address.
What if I do not vote for some of the items listed on my proxy card or voting instruction card?
     Shareholders of Record. Proxies that are properly executed without voting instructions on certain matters will be voted in accordance with the recommendations of the Board on such matters. With respect to any matter not set forth on the proxy card that properly comes before the annual meeting, the proxy holders named in the proxy card will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.
     Beneficial Owners. If you hold your Shares in street name through a broker, bank or other nominee and do not provide voting instructions for any or all matters, such nominee will determine if it has the discretionary authority to vote your Shares. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of the Trust’s independent registered public accounting firm, but do not have discretion to vote on non-routine matters. Effective January 1, 2010, NYSE and Securities and Exchange Commission (“SEC”) rule changes no longer permit a bank, broker or nominee to vote on behalf of beneficial owners with respect to uncontested elections of Trustees if you do not instruct your bank, broker or nominee on how to vote your Shares in the manner set forth on your voting instruction card. In addition, the Trust believes that the approval of the amendment to the Declaration of Trust and the amendment to the Bylaws will also be considered a non-routine matter. If you do not provide voting instructions, your Shares will be considered “broker non-votes” with regard to the non-routine proposals because the broker will not have discretionary authority to vote thereon. Therefore, in particular, it is very important for you to vote your Shares for the election of Trustees and the approval of the amendment to the Declaration of Trust and the amendment to the Bylaws.
What vote is required to approve each item?
     Proposal 1 — Election of Trustees. The three nominees who receive the most votes cast “FOR” at the annual meeting will be elected as Trustees. The Board’s slate of nominees consists of Mr. Dennis Gershenson, Mr. Robert Meister and Mr. Michael Ward, each nominated for three-year terms ending at the 2013 annual meeting of shareholders. Withheld votes and broker non-votes will have no effect on the outcome of the vote.
     Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Audit Committee’s appointment of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2010. Abstentions will not be counted as votes cast at the annual meeting and will have no effect on the result of the vote. Although shareholder ratification of the appointment is not required by law and is not binding on the Trust, the Audit Committee will take the appointment under advisement if such appointment is not so ratified.
     Proposal 3 — Approval of Amendment to Declaration of Trust and Amendment to Bylaws. The affirmative vote of a majority of the votes entitled to be cast at the annual meeting will be necessary to approve the amendment to the Declaration of Trust and the amendment to the Bylaws. Abstentions and broker non-votes will have the same effect as votes against the proposal.

     Other Matters. If any other matter is properly submitted to the shareholders at the annual meeting, its adoption will generally require the affirmative vote of a majority of the votes cast at the annual meeting. The Board does not propose to conduct any business at the annual meeting other than as stated above.
How do I find out the voting results?
     Preliminary voting results will be announced at the annual meeting. In accordance with recent rules enacted by the SEC, the Trust will publish the final voting results in a current report on Form 8-K within four business days of the annual meeting.
How can I access the Trust’s proxy materials and annual report on Form 10-K?
     As a holder of Shares, you should have received a copy of the 2009 Annual Report to Shareholders (which includes the Annual Report on Form 10-K, excluding certain exhibits) together with this proxy statement. Such proxy materials are also available at www.proxyvote.com.
     The “Investor Info — SEC Filings” section of the Trust’s website, www.rgpt.com, provides access, free of charge, to SEC reports as soon as reasonably practicable after the Trust electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2009 will be sent to any shareholder, without charge, upon written request sent to the Trust’s executive offices: Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334. Further, the SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Trust, at www.sec.gov.
     The references to the website addresses of the Trust and the SEC in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites are not part of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information regarding the beneficial ownership of the Shares as of April 14, 2010 with respect to (i) each Trustee, nominee and named executive officer, (ii) all of our Trustees and executive officers as a group, and (iii) to our knowledge, each beneficial owner of more than 5% of the outstanding Shares. Unless otherwise indicated, each owner has sole voting and investment powers with respect to the Shares listed below.

			Number of Shares
			Which Can Be
			Acquired Upon
	Number of Shares		Exercise of Options	Number of
Trustees, Executive Officers and More	Owned Directly or		Exercisable Within	Shares Beneficially	Percent of
Than 5% Shareholders (1)	Indirectly(2)		60 Days	Owned	Shares
Dennis E. Gershenson	2,284,796	(3)	49,714	2,334,510	7.1%
Stephen R. Blank	14,100		12,000	26,100	*
Arthur H. Goldberg	61,700	(4)	16,000	77,700	*
Robert A. Meister	39,475	(5)	11,000	50,475	*
David J. Nettina	12,000		—	12,000	*
Matthew L. Ostrower	5,000		—	5,000	*
Joel M. Pashcow	231,974	(6)	11,000	242,974	1.0
Mark K. Rosenfeld	31,600	(7)	12,000	43,600	*
Michael A. Ward	1,552,234	(8)	4,000	1,556,234	4.7
Thomas W. Litzler	34,873		12,426	47,299	*
James H. Smith	—		—	—	*
Richard J. Smith	24,858		52,436	77,294	*
Michael J. Sullivan	17,844		7,605	25,449	*
Frederick A. Zantello	27,997	(9)	24,400	52,397	*
Trustees and Executive Officers as a Group (16 Persons)	4,338,451	(10)	212,581	4,551,032	13.7
More Than 5% Holders:
BlackRock, Inc.	3,674,979	(11)	—	3,674,979	11.8
40 East 52nd Street New York, NY 10022
Deutsche Bank AG	3,042,274	(12)	—	3,042,274	9.8
Theodor-Heuss-Allee 70 60468 Frankfurt am Main Federal Republic of Germany
The Vanguard Group, Inc.	2,527,065	(13)	—	2,527,065	8.1
100 Vanguard Blvd. Malvern, PA 19355
DePrince, Race & Zollo, Inc.	2,034,140	(14)	—	2,034,140	6.6
250 Park Ave South, Suite 250 Winter Park, FL 32789
Joel D. Gershenson	1,971,940	(15)	—	1,971,940	6.0
31500 Northwestern Highway, Suite 100 Farmington Hills, MI 48334
Richard D. Gershenson	1,971,940	(15)	—	1,971,940	6.0
31500 Northwestern Highway, Suite 100 Farmington Hills, MI 48334
Bruce Gershenson	1,971,940	(15)	—	1,971,940	6.0
31500 Northwestern Highway, Suite 100 Farmington Hills, MI 48334

*	less than 1%

(1)	Percentages are based on 31,039,893 Shares outstanding as of April 14, 2010. Any Shares beneficially owned by a specified person but not currently outstanding, including options exercisable within 60 days of the record date and Shares issuable upon the exchange of units of limited partnership (“OP Units”) in the Trust’s operating partnership, Ramco-Gershenson Properties, L.P., are included in the percentage computation for such specified person, but are not included in the computation for other persons.

(2)	Certain Shares included in this column are currently in the form of restricted stock, all owned directly by such person except for Mr. Ward, who holds such Shares in a trust for the benefit of his grandchildren. Each share of restricted stock represents the right to receive one Share upon vesting. During the vesting period, holders of restricted stock have voting rights as if such restricted stock was vested. Holdings of restricted stock are as follows: Dennis Gershenson, 76,837 shares; Stephen Blank, 3,000 shares; Arthur Goldberg, 3,000 shares; Robert Meister, 3,000 shares; David Nettina, 2,000 shares; Matthew Ostrower, 2,000 shares; Joel Pashcow, 3,000 shares; Mark Rosenfeld, 3,000 shares; Thomas Litzler, 21,814 shares; Michael Sullivan, 14,289 shares; and Frederick Zantello, 18,590 shares.

(3)	Includes: (i) 15,800 Shares owned by a charitable trust of which Mr. Dennis Gershenson is a trustee; (ii) 8,375 Shares owned by trusts for Mr. Dennis Gershenson’s children (shared voting and dispositive power); (iii) 1,958,350 Shares that partnerships, of which Mr. Dennis Gershenson is a partner, have the right to acquire upon the exchange of 1,958,350 OP Units owned by such partnerships pursuant to the Exchange Rights Agreement with the Trust (the “Exchange Rights Agreement”); and (iv) 13,590 Shares that Mr. Dennis Gershenson has the right to acquire upon the exchange of 13,590 OP Units owned individually pursuant to the Exchange Rights Agreement.

Mr. Dennis Gershenson disclaims beneficial ownership of the Shares owned by the trusts for his children and the charitable trust. Messrs. Dennis Gershenson, Joel Gershenson, Richard Gershenson and Bruce Gershenson are brothers, as well as co-partners (together with Mr. Ward for a portion thereof) in the partnerships that own 1,958,350 OP Units (shared voting and dispositive power). See Note 15 for a description of certain OP Units pledged by such partnerships.

(4)	Includes 48,700 Shares owned by Mr. Goldberg’s wife. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife. Approximately 56,700 Shares owned by Mr. Goldberg or his wife are held in a margin account.

(5)	Includes 1,200 Shares owned by a trust for the benefit of Mr. Meister’s family members. Mr. Meister disclaims beneficial ownership of the Shares owned by the trust.

(6)	Includes 103,325 Shares owned by an irrevocable trust for Mr. Pashcow’s daughter and by a foundation of which Mr. Pashcow is trustee (for each of which Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and by the trust. Mr. Pashcow has pledged 208,349 Shares to JPMorgan Chase Bank, N.A. as collateral for a loan.

(7)	Includes 2,700 Shares owned by Mr. Rosenfeld’s wife and 900 Shares owned by Mr. Rosenfeld’s children. Mr. Rosenfeld disclaims beneficial ownership of the Shares owned by his wife and his children. 16,700 Shares owned directly have been pledged to Branch Banking and Trust Company as collateral for a loan.

(8)	Includes: (i) 10,250 Shares owned by a trust for Mr. Ward’s grandchildren; (ii) 334 Shares owned by a trust for Mr. Ward’s children; (iii) 1,527,400 Shares that partnerships, of which Mr. Ward is a partner, have the right to acquire upon the exchange of 1,527,400 OP Units owned by such partnerships pursuant to the Exchange Rights Agreement; and (iv) 14,250 Shares that Mr. Ward has the right to acquire upon the exchange of 14,250 OP Units owned individually pursuant to the Exchange Rights Agreement. Does not include 32,472 Shares that Mr. Ward has deferred the right to receive; see “Named Executive Officer Compensation Tables — Potential Payments Upon Termination or Change-in-Control — Trust Share-Based Plans — Deferred Stock” for information on similar arrangements made with named executive officers. Mr. Ward disclaims beneficial ownership of the Shares owned by the trusts referred in (i) and (ii) above. Messrs. Dennis Gershenson, Joel Gershenson, Richard Gershenson and Bruce Gershenson are Mr. Ward’s co-partners in the partnerships that own 1,527,400 OP Units (shared voting and dispositive power). See Note 15 for a description of certain OP Units pledged by such partnerships.

(9)	Does not include 5,599 Shares that Mr. Zantello has deferred the right to receive; see “Named Executive Officer Compensation Tables — Potential Payments Upon Termination or Change-in-Control — Trust Share-Based Plans — Deferred Stock” for additional information.

(10)	Includes Trustees and executive officers as of April 14, 2010. An additional 36,200 shares are held in a margin account by an executive officer.

(11)	Based on the Schedule 13G filed with the SEC on January 1, 2010.

(12)	Based on the Schedule 13G filed with the SEC on February 12, 2010 by Deutsche Bank AG and its subsidiaries including Deutsche Asset Management Australia Ltd., Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas, DWS Investments S.A., Luxembourg, and RREEF America, L.L.C. Deutsche Bank AG has sole voting and dispositive power of 3,042,274 Shares, Deutsche Asset Management Australia Ltd. has sole voting and dispositive power of 77,550 Shares, Deutsche Bank Trust Company Americas has sole voting and dispositive power of 500 Shares, Deutsche Investment Management Americas has sole voting and dispositive power of 85,700 Shares, DWS Investments S.A., Luxembourg has sole voting and dispositive power of 8,050 Shares, and RREEF America, L.L.C. has sole voting and dispositive power of 2,870,474 Shares.

(13)	Based on the Schedule 13G/A (Amendment No. 3) filed with the SEC on February 3, 2010. The Vanguard Group, Inc. has sole voting power of 44,842 Shares, has sole dispositive power of 2,482,223 Shares, and has shared dispositive power of 44,842 Shares.

(14)	Based on the Schedule 13G filed with the SEC on February 11, 2010.

(15)	Based on the knowledge of the Trust without inquiry. Consists of: (i) 1,958,350 Shares that partnerships, of which Messrs. Joel Gershenson, Richard Gershenson and Bruce Gershenson are partners, have the right to acquire upon the exchange of 1,958,350 OP Units owned by such partnerships pursuant to the Exchange Rights Agreement; and (ii) 13,590 Shares that each of such persons has the right to acquire upon the exchange of 13,590 OP Units owned individually pursuant to the Exchange Rights Agreement. Does not include 38,522 Shares that each such person has deferred the right to receive; see “Named Executive Officer Compensation Tables — Potential Payments Upon Termination or Change-in-Control — Trust Share-Based Plans — Deferred Stock” for information on similar arrangements made with named executive officers. Messrs. Dennis Gershenson, Joel Gershenson, Richard Gershenson and Bruce Gershenson are brothers, as well as co-partners (together with Mr. Ward, for a portion thereof) in the partnerships that own 1,958,350 OP Units (shared voting and dispositive power).

In April 2006, Messrs. Joel Gershenson, Richard Gershenson and Bruce Gershenson pledged the following number of OP Units, owned either individually or in the applicable partnerships (but only with respect to OP Units in which they had a pecuniary interest), to J.P. Morgan as collateral for respective lines of credit: Joel Gershenson, 85,000 OP Units pledged; Richard Gershenson, 85,000 OP Units pledged; and Bruce Gershenson, 85,000 OP Units pledged.

In February 2009, Messrs. Joel Gershenson, Richard Gershenson and Bruce Gershenson pledged the following number of OP Units, owned either individually or in the applicable partnerships (but only with respect to OP Units in which they had a pecuniary interest), to The Huntington National Bank as collateral for respective lines of credit: Joel Gershenson, 120,000 OP Units pledged and 20,000 OP Units subject to a negative pledge; Richard Gershenson, 160,000 OP Units pledged and 20,000 OP Units subject to a negative pledge; and Bruce Gershenson, 160,000 OP Units pledged and 20,000 OP Units subject to a negative pledge.

In May 2009, Joel Gershenson pledged 13,590 OP Units to Fifth Third Bank as collateral for a loan.

PROPOSAL 1 — ELECTION OF TRUSTEES
     The Board currently consists of nine Trustees serving three-year staggered terms. Three Class I Trustees are to be elected at the 2010 annual meeting to serve until the annual meeting of shareholders in 2013 and until their successors are duly elected and qualified or until any such Trustee’s earlier resignation, retirement or other termination of service. The three nominees who receive the most votes cast at the annual meeting will be elected as Trustees. The Board has re-nominated Dennis Gershenson, Robert A. Meister and Michael A. Ward. The Board recommends that you vote FOR the re-election of the Board’s nominees.
     Each of the nominees below has consented to serve a three-year term and has consented to be named in this proxy statement. If for any reason any of the nominees becomes unavailable for election, the Board may designate a substitute nominee. In such case, the persons named as proxies in the accompanying proxy card will vote for the Board’s substitute nominee. Alternatively, the Board may reduce the size of the Board or leave the position vacant.
Trustees and Nominees
     The Trustees and nominees of the Trust are as follows:

			Class/Term
Name	Age	Title	Ending
Dennis E. Gershenson	66	Trustee; President and Chief Executive Officer of the Trust	Class I— 2010
Robert A. Meister	68	Trustee	Class I—2010
Michael A. Ward	67	Trustee	Class I— 2010
Arthur H. Goldberg	67	Trustee	Class II— 2011
Mark K. Rosenfeld	64	Trustee	Class II—2011
David J. Nettina	57	Trustee	Class II—2011
Stephen R. Blank	64	Chairman of the Board	Class III—2012
Matthew L. Ostrower	39	Trustee	Class III—2012
Joel M. Pashcow	67	Trustee	Class III—2012
     Trustee Background and Qualifications. The following sets forth the business experience during at least the past five years of each Board nominee and each of the Trustees whose term of office will continue after the annual meeting. The years of Trustee service include service for the Trust’s predecessors.
     In addition, the following includes a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that the Trustees and nominees should serve on the Board at this time. The Nominating and Governance Committee considers the experience, mix of skills and other qualities of the existing Board to ensure appropriate Board composition. The Board believes that the Trustees and nominees have an appropriate balance of knowledge, experience, attributes, skills, independence from management and expertise as a whole to ensure the Board appropriately fulfills its oversight responsibilities and acts in the best interests of shareholders.
     Dennis E. Gershenson has been a Trustee since 1996 and was Chairman of the Board from June 2006 to September 2009. In addition to Mr. Gershenson’s leadership, strategic planning and extensive knowledge of the day to day operations of the Trust for over 30 years, he has served in leadership positions of many real estate and shopping center industry associations and civic and charitable organizations. He also has Board and committee experience with another public company REIT.
     Mr. Gershenson has been President and Chief Executive Officer of the Trust since May 1996. He served as Vice President — Finance and Treasurer of Ramco-Gershenson, Inc. from 1976 to 1996 and arranged the financing of Ramco’s initial developments, expansions and acquisitions. Mr. Gershenson has served as a member of the Board of Directors of National Retail Properties, Inc. since February 2008 (currently a member of its Governance and Nominating and Compensation Committees). Mr. Gershenson also is a member of the Board of Directors of Oakland Family Services and the Board of Governors of Cranbrook Academy of Art. He is a former Chairman of the Board of Directors of Hospice of Michigan and served on the Board of Directors of the Merrill Palmer Institute and the Metropolitan Affairs Coalition. He has also served as Regional Director of the International Council of Shopping Centers, also known as the “ICSC.”

     Robert A. Meister has been a Trustee since 1996. Mr. Meister also has extensive knowledge and experience in risk management and insurance. He also has extensive experience in Board and Board committee service of other public companies.
     From March 1991 to January 2010, Mr. Meister was the Vice Chairman of Aon Group, Inc., an insurance brokerage, risk consulting, reinsurance and employee benefits company and a subsidiary of Aon Corporation. Mr. Meister became Vice Chairman Emeritus of Aon Group, Inc. in January 2010. Mr. Meister has been a member of the Board of Trustees of Centerline Holding Company since November 2003 (currently a member of its Nominating and Governance and Compensation Committees). He served on the Board of Directors of Universal Health Services, Inc. from July 2004 to May 2008.
     Michael A. Ward has been a Trustee since 2006. Mr. Ward has over 40 years of providing leadership to the Trust through executive management and Board service. Mr. Ward has extensive knowledge and experience in strategic planning, asset management, and retail.
     Mr. Ward is currently a private investor. He served as Executive Vice President and Chief Operating Officer of the Trust from 1996 to 2005, as well as Executive Vice President of Ramco-Gershenson, Inc. from 1966 to 1996.
     Arthur H. Goldberg has been a Trustee since 1988. Mr. Goldberg has extensive knowledge and experience in executive management, finance, investment banking, accounting and capital markets. Mr. Goldberg qualifies as a financial expert under SEC rules based on such experience, as detailed below. He also has extensive ongoing Board and Board committee experience through his current and prior service on the Boards of other public companies.
     Mr. Goldberg has been a Managing Director of Corporate Solutions Group, LLC, an investment banking and advisory firm, since January 2002. Mr. Goldberg served as President of Manhattan Associates, LLC, a merchant and investment banking firm, from 1994 to 2002. He also served as Chairman of Reich & Company, Inc. (formerly Vantage Securities, Inc.), a securities and investment brokerage firm, from 1990 to 1993. Mr. Goldberg has served on the Board of Directors of Avantair, Inc. (formerly known as Ardent Acquisition Corp.) since 2003 (currently a member of its Audit, Compensation, and Nominating and Corporate Governance Committees). He also served on the Board of Directors of North Shore Acquisition Corp. from November 2007 to August 2009 and Atlantic Realty Trust from May 1996 to April 2006.
     Mark K. Rosenfeld has been a Trustee since 1996. Mr. Rosenfeld has extensive knowledge and experience in executive management, retail, and accounting. Mr. Rosenfeld qualifies as a financial expert under SEC rules based on such experience, as detailed below.
     Mr. Rosenfeld has been Chairman and Chief Executive Officer of Wilherst Developers Inc., a real estate development firm, since July 1997. He served as President and Chief Executive Officer of Jacobson Stores Inc., a retail fashion merchandiser, from 1992 to 1993 and as Chairman of the Board (where he served as a member of the executive committee) and Chief Executive Officer from 1993 to 1996.
     David J. Nettina has been a Trustee since 2009. Mr. Nettina has extensive knowledge and experience in executive management (including REITs in particular), finance, accounting and capital markets. Mr. Nettina qualifies as a financial expert under SEC rules based on such experience, as detailed below.
     Mr. Nettina currently is the President and co-Chief Executive Officer of Career Management, LLC, an emerging technology company, where he has been employed since February 2009. Mr. Nettina served as a senior executive with American Financial Realty Trust, a publicly-traded real estate investment trust, from March 2005 to April 2008, most recently as its President and Chief Financial Officer. From September 2002 to January 2005, he served as an adjunct professor of finance at Siena College. Mr. Nettina also served as an executive officer of SL Green Realty Corp., a publicly-traded real estate investment trust from 1997 to 2001, including as its President, Chief Financial Officer and Chief Operating Officer. Prior to his service at SL Green Realty Corp., Mr. Nettina held various executive management positions for more than 10 years with The Pyramid Companies, a developer, owner and operator of 20 regional malls in the Northeast, including as the Chief Financial Officer and a development partner. Mr. Nettina is currently a member of the National Association of Corporate Directors.

     Stephen R. Blank has been a Trustee since 1988, including as Chairman of the Board since September 2009, and previously as Lead Trustee of the Board from June 2006 to September 2009. Mr. Blank has extensive knowledge and experience in executive management (including REITs in particular), finance, accounting and capital markets. Mr. Blank qualifies as a financial expert under SEC rules based on such experience, as detailed below. He also has extensive ongoing Board and Board committee experience through his current and prior service on the Boards of other public companies. Further, he has served in leadership positions of real estate industry associations.
     Mr. Blank has been a Senior Fellow, Finance at the Urban Land Institute since December 1998. Mr. Blank was a Managing Director — Real Estate Investment Banking of CIBC Oppenheimer Corp. from 1993 to 1998, Managing Director of Cushman & Wakefield, Inc.’s Real Estate Corporate Finance Department from 1989 to 1993, Managing Director—Real Estate Investment Banking of Kidder, Peabody & Co., Incorporated from 1979 to 1989, and Vice President, Direct Investment Group of Bache & Co., Incorporated from 1973 to 1979. Mr. Blank has served on the Board of Directors of MFA Investments, Inc., a real estate investment trust, since 2002 (currently a member of its Audit and Compensation Committees), and Home Properties, Inc., an apartment real estate investment trust, since January 2009 (currently a member of its Audit and Compensation Committees). He previously served on the Board of Directors of BNP Residential Properties, Inc. from May 1999 to February 2007 and Atlantic Realty Trust from May 1996 to April 2006.
     Matthew L. Ostrower has been a Trustee since 2009. Mr. Ostrower has extensive knowledge and experience of finance, REIT equity investing, and the securities investment industry generally.
     Mr. Ostrower is currently a consultant to The Gerrity Group and is pursuing opportunities in the commercial real estate industry. Mr. Ostrower was a Member of Morgan Stanley’s Equity Research department from July 2000 to April 2008. He served as a Vice President, Executive Director and, most recently, a Managing Director responsible for coverage of REITs, publishing research opinions and investment recommendations from 2000 to 2006. Mr. Ostrower assumed leadership of the REIT research group in 2006 and initiated coverage of a wider range of companies. He also served as analyst and then portfolio manager of Pioneer Real Estate Shares mutual fund from 1996 to 2000. Mr. Ostrower is a Chartered Financial Analyst.
     Joel M. Pashcow has been a Trustee since 1980. Mr. Pashcow has extensive knowledge and experience in executive management (including REITs in particular), real estate, the investment industry, finance and capital markets. Further, he has served in leadership positions of real estate industry associations.
     Mr. Pashcow has been a Managing Member of Nassau Capital LLC, a real estate and securities investment firm, since April 2006. He served as Chairman of the Board of Trustees of Atlantic Realty Trust, a real estate investment trust, from May 1996 to April 2006. Mr. Pashcow served as Chairman of the predecessor of the Trust from 1988 to May 1996. He is also a former Governor of the Real Estate Securities Institute and director of the National Realty Committee.
     Trustee Independence. The NYSE listing standards set forth objective requirements for a Trustee to satisfy, at a minimum, in order to be determined independent by the Board. In addition, the NYSE listing standards require the Board to consider all relevant facts and circumstances, including the Trustee’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board may determine from time to time. The Board has determined, after considering all of the relevant facts and circumstances, that each of Messrs. Blank, Goldberg, Meister, Nettina, Ostrower, Pashcow, Rosenfeld and Ward are independent Trustees and therefore the Trust satisfies the requirements of the NYSE listing standards and the Trust’s Corporate Governance Guidelines that at least a majority of the Trustees be independent. In particular, the Board considered the following matters:
•	The Board considered the transactions set forth in “Related Person Transactions” with respect to Mr. Pashcow and Mr. Goldberg and determined that such transactions did not impede their independence.

•	The Board considered Mr. Ward’s prior service to the Trust as an employee and officer, as well as the partnerships of which he and Mr. Dennis Gershenson are partners, among others, and which hold a significant amount of OP Units, and determined that such relationships did not impede his independence.

     The Audit Committee, Compensation Committee, and Nominating and Governance Committee are composed entirely of independent Trustees. In addition, after considering all of the relevant facts and circumstances, the Board has determined that each member of the Audit Committee of the Board qualifies under the Audit Committee independence standards established by the SEC and the NYSE.
The Board of Trustees
     The Board has general oversight responsibility of the Trust’s affairs and the Trustees, in exercising their fiduciary duties, represent and act on behalf of the shareholders. Although the Board does not have responsibility for the Trust’s day-to-day management, it stays regularly informed about the Trust’s business and provides guidance to management through periodic meetings and other informal communications. The Board is significantly involved in, among other things, the Trust’s strategic and financial planning process, leadership development, as well as other functions carried out through the Board committees as described below. The Board, led by the Nominating and Governance Committee, also performs an annual performance review of the Board and individual Trustees.
     Board Leadership. The Board does not have a specific policy on whether the Chairman should be a non-employee Trustee or if the Chairman and Chief Executive Officer positions should be separate. In accordance with the Corporate Governance Guidelines, if the Chairman is also the Chief Executive Officer of the Trust, then one of the independent members of the Board will be named as Lead Trustee and have the responsibilities set forth below. The Board believes either circumstance provides sufficient checks and balances and is appropriate to further the interests of shareholders of the Trust. Further, in either case, the Board believes that its independent Trustees, who represent eight of nine members of the Board, are deeply engaged and provide significant independent leadership and direction given their executive and Board experience noted above. See “— Trustee Background and Qualifications” above. The independent Trustees are the sole members of the Audit, Compensation, and Nominating and Governance committees, which oversee critical matters of the Trust such as the integrity of the Trust’s financial statements, the compensation of executive management, the selection and evaluation of Trustees, and the development and implementation of the Trust’s corporate governance policies and structures. The independent Trustees also meet regularly in executive session at Board and committee meetings and have access to independent advisors as they deem appropriate. Management supports this oversight role through its tone-at-the-top and open communication.
     Mr. Blank has served as the independent Chairman of the Board since September 2009. From June 2006 to September 2009, Mr. Gershenson was the Chairman of the Board and Mr. Blank served as Lead Trustee.
     If there is a Lead Trustee, the Lead Trustee is to be elected annually (or at any time there is a vacancy) by the independent Trustees after consultation with the Nominating and Governance Committee and must be fully independent of management of the Trust. The term of the Lead Trustee’s service will commence upon his or her election and conclude upon the occurrence of the Trust’s next regularly scheduled meeting of shareholders. The name of, and a means of directly contacting, the Lead Trustee will be made public. The Lead Trustee may be removed at any time by action of a majority of the independent Trustees. The Lead Trustee, if any, will:
•	chair meetings of the independent Trustees and act as a liaison between the independent Trustees and the Chairman in the communication of the results of such meetings;

•	assist the Chairman in developing Board meeting agendas and will chair Board meetings in the absence of the Chairman;

•	assist the Chairman in preparing materials for distribution to the independent Trustees between regularly scheduled Board meetings;

•	work to establish open, one-on-one, communication between the Chairman, senior managers of the Trust, and the independent Trustees;

•	work to become sufficiently informed about executive and Board committee activities so as to be able to substitute for the Chairman on short notice or in the event of a succession or transition event;

•	coordinate and lead the annual performance evaluation of the Chairman; and

•	be an ex-officio member of all committees of the Board and will be invited to attend meetings of committees.

     Oversight of Risk Management. The Board oversees the Trust’s risk management. This oversight is administered primarily through the following:
•	the Board’s review and approval of the management annual business plan and long-term strategic plan;

•	at least quarterly review by the Board of business developments, strategic plans and implementation, liquidity and financial results;

•	the Board’s oversight of succession planning;

•	the Board’s oversight of capital spending and financings;

•	the Audit Committee’s oversight of the Trust’s internal controls over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of internal controls and financial reporting (and related reports to the full Board);

•	the Nominating and Governance Committee’s leadership in the self-evaluation assessments of the Board and committees; and

•	the Compensation Committee’s review and approvals regarding executive officer compensation and its relationship to the Trust’s business plan, as well its review of compensation plans generally and the related risks.
     Meetings. The Board consisted of seven Trustees until the June 2009 annual meeting and thereafter consisted of nine Trustees. In 2009, the Board held 13 meetings. Non-management Trustees hold regularly scheduled executive sessions in which non-management Trustees meet without the presence of management. These executive sessions generally occur around regularly scheduled meetings of the Board. Mr. Blank presides at such executive sessions. In furtherance of his role as Chairman, Mr. Blank attended the 2009 Annual Boardroom Summit in New York, New York, a RiskMetrics’ accredited director education program.
     Trustees are expected to attend all Board and committee meetings, as well as the Trust’s annual meeting of shareholders. In 2009, all of the Trustees attended at least 75% of the aggregate of the meetings of the Board and all committees of the Board on which they served. All of the Trustees attended the 2009 annual meeting of shareholders, except for Mr. Meister.
Committees of the Board
     The Board has delegated various responsibilities and authority to Board committees and each committee regularly reports on its activities to the Board. Each committee, except the Executive Committee, has regularly scheduled meetings. Each committee operates under a written charter approved by the Board, which is reviewed annually by the respective committees and the Board and is available on the Trust’s website under “Investor Info —Corporate Overview — Governance Documents” at www.rgpt.com. The table below sets forth the current membership and 2009 meeting information for the four standing committees of the Board:

Nominating and
Name	Audit	Compensation	Governance	Executive
Stephen R. Blank	Chair	X	—	—
Dennis E. Gershenson	—	—	—	X
Arthur H. Goldberg	X	Chair	—	—
Robert A. Meister	—	X	X	—
David J. Nettina	X	—	—	—
Matthew L. Ostrower	—	X	X	—
Joel M. Pashcow	—	—	X	Chair
Mark K. Rosenfeld	X	—	Chair	—
Michael A. Ward	—	—	X	X
Meetings	13	6	3	—

     Audit Committee. The Trust has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for providing independent, objective oversight and review of the Trust’s consolidated financial statements, the Trust’s system of internal controls, the Trust’s risk management system, the qualifications, performance and independence of the Trust’s independent registered public accounting firm, the performance of the Trust’s internal audit function and the Trust’s compliance with legal and regulatory requirements. The Audit Committee also has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Trust’s independent registered public accounting firm. See “Audit Committee Disclosure,” “Report of the Audit Committee” and the Audit Committee’s charter for additional information on the responsibilities and activities of the Audit Committee.
     The Board has determined that Messrs. Blank, Goldberg, Nettina and Rosenfeld are each financially literate and have the accounting or related financial management expertise in accordance with NYSE listing standards, and are each an audit committee financial expert as defined in the rules and regulations of the SEC. See “— Trustees and Nominees” for a description of their relevant business experience. The designation of an “audit committee financial expert” does not impose upon such person any duties, obligations or liabilities that are greater than are generally imposed on such person as a member of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.
     Compensation Committee. The Compensation Committee administers the executive compensation program of the Trust. The Compensation Committee’s responsibilities include recommending and overseeing compensation and benefit plans and policies, approving equity grants and otherwise administering share-based plans, and reviewing annually all compensation decisions relating to the Trust’s executive officers. The Compensation Committee also reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and the Trust’s compensation programs. See “Compensation Discussion and Analysis,” “Compensation Committee Report” and the Compensation Committee’s charter for additional information on the responsibilities and activities of the Compensation Committee.
     Role of Management. Similar to prior years, the Compensation Committee took significant direction from the recommendations of Mr. Gershenson with respect to the design and implementation of the Trust’s 2009 executive compensation program. See “Compensation Discussion and Analysis — Advisors Utilized in Compensation Determinations” for further information.
     Role of Compensation Consultant. The Compensation Committee has the sole authority to engage outside advisors and establish the terms of such engagement, including compensatory fees. The Compensation Committee determined to re-engage Mercer (US) Inc. (“Mercer”) as its compensation consultant for 2009 with respect to executive compensation program generally. The Compensation Committee works with management to determine Mercer’s responsibilities and direct its work product, but the Compensation Committee is responsible for the formal approval of the annual work plan.
     With respect to the 2009 executive compensation program, the Compensation Committee engaged Mercer to discuss best-practices and market trends in compensation.
     Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying and nominating individuals qualified to serve as Board members, recommending Trustees for each Board committee and overseeing the Trust’s Corporate Governance Guidelines and related corporate governance issues. The Nominating and Governance Committee also is responsible for the Trust’s Code of Business Conduct and Ethics and considers any requests for waivers from such code. See the Nominating and Governance Committee’s charter for additional information on its responsibilities and activities.
     The Nominating and Governance Committee considers the experience, mix of skills and other qualities of the existing Board to ensure appropriate Board composition. The Nominating and Governance Committee does not have a specific diversity policy underlying its nomination process, although it seeks to ensure the Board includes members with diverse backgrounds, qualifications, skills and experience, including appropriate financial, governance, capital market, real estate, retail and other expertise relevant to the Trust’s business. Generally, the Nominating and Governance Committee will re-nominate incumbent Trustees who continue to satisfy its criteria for members of the Board, who it believes will continue to make important contributions to the Board and who consent to continue their service on the Board. If a vacancy on the Board occurs, the Nominating and Governance Committee will review the experience, mix of skills and background, independence and other qualities of a nominee to assure appropriate Board composition after taking into account the current Board members and the specific needs of the Trust and Board.

     The Nominating and Governance Committee generally relies on multiple sources for identifying and evaluating nominees, including referrals from the Board and the Trust’s management. The Nominating and Governance Committee did not engage a search firm or pay fees to other third parties in connection with identifying or evaluating Board nominees set forth in this proxy statement. The Nominating and Governance Committee does not solicit Trustee nominations, but will consider nominee recommendations by shareholders with respect to elections to be held at an annual meeting, so long as such recommendations are timely made and otherwise in accordance with the Trust’s Bylaws and applicable law. Such recommendations will be evaluated against the same criteria used to evaluate other nominees. The Trust did not receive any nominations of Trustees by shareholders for the 2010 annual meeting of shareholders.
     Under the Bylaws, shareholders must follow an advance notice procedure to nominate candidates for election as Trustees or to bring other business before an annual meeting. The advanced notice procedures set forth in the Bylaws do not affect the right of shareholders to request the inclusion of proposals in the Trust’s proxy statement and form of proxy pursuant to SEC rules. See “Additional Information—Presentation of Shareholder Proposals and Nominations at 2011 Annual Meeting” for information regarding providing timely notice of shareholder proposals and nominations.
     Executive Committee. The Executive Committee is permitted to exercise all of the powers and authority of the Board, except as limited by applicable law and the Bylaws. The Executive Committee generally acts pursuant to unanimous written consents.
Trustee Compensation
     The Nominating and Governance Committee annually reviews Trustee compensation and makes recommendations to the Board, the body responsible for approving Trustee compensation, as appropriate. The Nominating and Governance Committee has not engaged a compensation consultant with respect to the Trustee compensation program. The Nominating and Governance Committee and Board believe that Trustees should receive a mix of cash and equity. Compensation paid to the non-employee Trustees is intended to provide incentives to such persons to continue to serve on the Board, to further align the interests of the Board and shareholders and to attract new Trustees with outstanding qualifications. Trustees who are employees or officers of the Trust or any of its subsidiaries do not receive any compensation for serving on the Board or any committees thereof; therefore, Mr. Gershenson is excluded from the Trustee compensation table below.
     2009 Non-Employee Trustee Compensation. The following table sets forth the compensation program for non-employee Trustees in 2009:

Annual cash retainer (paid quarterly):	$15,000
Additional cash retainer:
Chairman	100,000
Audit Committee chair(1)	10,000
Audit Committee members(1)	5,000
Executive Committee members(1)	2,500
Attendance fees per Board or Committee meeting:
In person	1,500
Via telephone	750
Annual equity retainer (shares of restricted stock)(2)	2,000

(1)	Payment is subject to attendance by the Trustee at 75% or more of the applicable committee meetings during the applicable calendar year.

(2)	Grants are made under the Trust’s 2008 Restricted Share Plan for Non-Employee Trustees. The shares of restricted stock vest over three years. The grant is made on June 30th or, if not a business day, the business day prior to June 30th.
     The Trust also reimburses all Trustees for all expenses incurred in connection with attending any meetings or performing their duties as Trustees.

     Stock Ownership Guidelines. Effective September 2008, the Compensation Committee approved stock ownership guidelines for the Trustees. The guidelines require such persons to hold a number of Shares having a market value equal to three times the then current annual stock grant denominated in Shares for all Trustees. Trustees have a five-year period to comply with the guidelines, with the initial compliance deadline being September 2013. The Compensation Committee will review the minimum equity holding level and other market trends and practices on a periodic basis. The Compensation Committee has confirmed that all Trustees currently satisfy the guidelines or are making significant progress toward the guidelines.
     Deferred Fee Plan. In 2008, the Board approved the Ramco-Gershenson Properties Trust Deferred Fee Plan for Trustees. A Trustee may elect to defer fees earned for services provided during a subsequent calendar year (“Deferral Year”) by completing and filing a proper deferred fee agreement with the Secretary of the Trust no later than December 31 of the year prior to the Deferral Year. A Trustee may elect to credit any cash fees to a stock account or a cash account. Stock fees deferred can only be credited to the stock account. Shares in the stock account will receive distributions, which at the Trustee’s election will either be paid in cash or will be reinvested in Shares. Cash in the cash account will accrue interest at JP Morgan Chase’s prime rate. A Trustee may modify or revoke his or her existing fee deferral election only on a prospective basis, and only for fees to be earned in a subsequent calendar year, and only if the Trustee executes a new deferred fee agreement or revokes his or her existing deferred fee agreement in writing by December 31 of the year preceding the calendar year for which such modification or revocation is to be effective. The Trustee must elect the end of the deferral period at the time of such election and, except for a few circumstances, no Trustee shall have any right to make any early withdrawals from the Trustee’s deferred fee accounts.
2009 Trustee Compensation Table

	Fees Earned
	or	Stock
	Paid in Cash	Awards			Total
Name	($) (1)	($) (2)(3)(4)	Other ($)		($)
Stephen R. Blank	80,375	20,020	—		100,395
Arthur H. Goldberg	29,000	20,020	—		49,020
Robert A. Meister	23,000	20,020	—		43,020
David J. Nettina	21,667	20,020	—		41,687
Matthew L. Ostrower	17,750	20,020	—		37,770
Joel M. Pashcow	27,000	20,020	—		47,020
Mark K. Rosenfeld	29,500	20,020	—		49,520
Michael A. Ward	27,000	20,020	22,470	(5)	69,490

Total	255,292	160,160	22,470		437,922

(1)	Represents amounts earned in cash in 2009 with respect to the cash retainers and meeting fees.

(2)	Reflects shares of restricted stock granted in 2009 under the 2008 Restricted Share Plan for Non-Employee Trustees. The amounts reported reflect the grant date fair value of each award of $10.01, the closing price of the Shares on the NYSE on June 30, 2009.

(3)	In 2009, the following Trustees elected to defer the receipt of all of their equity retainer under the Ramco-Gershenson Properties Trust Deferred Fee Plan for Trustees. However, such Trustees elected to receive the dividend equivalents related to such notional shares in cash.

	2009 Stock Deferrals
Name	($)	Notional Shares Credited
Stephen R. Blank	20,020	2,000
Mark K. Rosenfeld	20,020	2,000

(4)	As of December 31, 2009, each non-employee Trustee had the following number of stock options outstanding: Stephen Blank, 12,000; Arthur Goldberg, 16,000; Robert Meister, 11,000; Joel Pashcow, 11,000; Mark Rosenfeld, 12,000; and Michael Ward, 4,000. As of December 31, 2009, each non-employee Trustee had the following number of shares of restricted stock outstanding (including stock deferrals): Stephen Blank, 3,000 shares; Arthur Goldberg, 3,000 shares; Robert Meister, 3,000 shares; David Nettina, 2,000 shares; Matthew Ostrower, 2,000 shares; Joel Pashcow, 3,000 shares; and Mark Rosenfeld, 3,000 shares.

(5)	Consists of full payment of health care premiums pursuant to the post-termination provisions of an employment agreement with the Trust.

Corporate Governance
     The Board and management are committed to responsible corporate governance to ensure that the Trust is managed for the benefit of its shareholders. To that end, the Board and management periodically review and update the Trust’s corporate governance policies and practices as appropriate or required by applicable law, the NYSE listing standards or SEC regulations.
     The Trust has adopted a Code of Business Conduct and Ethics which sets forth basic principles to guide the conduct of Trustees and the Trust’s employees, including its principal executive officer, principal financial officer, principal accounting officer or controller and persons serving similar functions. The code covers numerous topics including illegal or unethical behavior, conflicts of interest, compliance with laws, corporate opportunities and confidentiality. A copy of the Trust’s Code of Business Conduct and Ethics is available on the Trust’s website under “Investor Info—Corporate Overview—Governance Documents” at www.rgpt.com. Any waiver or material amendment that relates to the Trustees or certain executive officers of the Trust will be publicly disclosed in such subsection on the Trust’s website within four business days of such action. See “Related Person Transactions” for additional information regarding policies and procedures specifically addressing related person transactions.
     The Trust has also adopted Corporate Governance Guidelines, which address, among other things, a Trustee’s responsibilities, qualifications (including independence), compensation and access to management and advisors. The Nominating and Governance Committee is responsible for overseeing and reviewing these guidelines and recommending any changes to the Board. A copy of the Trust’s Corporate Governance Guidelines is available on the Trust’s website under “Investor Info — Corporate Overview — Governance Documents” at www.rgpt.com.
     A copy of the Trust’s committee charters, Code of Business Conduct and Ethics and Corporate Governance Guidelines will be sent to any shareholder, without charge, upon written request sent to the Trust’s executive offices: Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334.
Communication with the Board
     Any shareholder or interested party who desires to communicate with the Board or any specific Trustee(s) can write to the Board at the following address: Board of Trustees, c/o Secretary, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334. All communications received by the Trust’s Secretary which are addressed to the Board will be forwarded directly to the members of the Board.
     Shareholders, Trust employees, officers, Trustees or any other interested persons who have concerns or complaints regarding accounting or auditing matters of the Trust are encouraged to contact, anonymously or otherwise, the Chairman of the Audit Committee (or any Trustee who is a member of the Audit Committee). Such admissions will be treated confidentially.

EXECUTIVE OFFICERS
     The executive officers of the Trust serve at the pleasure of the Board. The executive officers of the Trust are as follows:

Name	Age	Title
Dennis E. Gershenson.	66	Trustee; President and Chief Executive Officer
Gregory R. Andrews	48	Chief Financial Officer, Executive Vice President and Secretary
Catherine J. Clark	51	Senior Vice President — Acquisitions
Thomas W. Litzler	50	Executive Vice President — Development and New Business Initiatives
Michael J. Sullivan	51	Senior Vice President — Asset Management
Frederick A. Zantello	66	Executive Vice President
     See “Proposal 1—Election of Trustees—Trustees and Nominees” for biographical and other information regarding Mr. Gershenson.
     Gregory R. Andrews has been Chief Financial Officer and Secretary since March 2010. Previously, Mr. Andrews served as Executive Vice President of Finance of the Trust from February to March 2010. Mr. Andrews has over 20 years of real estate experience, including executive management positions with Equity One, Inc., another publicly traded REIT, from November 2006 to April 2009 (including as Executive Vice President and Chief Financial Officer) and Green Street Advisors, Inc., an investment advisory firm, from March 1997 to November 2006. Mr. Andrews was also previously a vice president in the commercial real estate group at Bank of America.
     Catherine J. Clark has been Senior Vice President — Acquisitions since June 2005. Ms. Clark has been employed with the Trust since 1997 in various acquisition roles. Previously, Ms. Clark was a Vice President with Farmington Mortgage, a subsidiary of the Fourmidable Group, and Vice President with Amurcon Corporation. Ms. Clark has over 25 years of experience in the real estate industry.
     Thomas W. Litzler has been Executive Vice President — Development and New Business Initiatives since February 2006. Mr. Litzler was Senior Vice President, Asset Manager for New Plan Excel Realty Trusts’ Midwest Region from 2003 to 2006, and was Vice President of Development for A&P’s Midwest region from 1994 to 2002. Mr. Litzler is a member of the Michigan Committee for the International Council of Shopping Centers and the State Bar of Michigan.
     Michael J. Sullivan has been Senior Vice President — Asset Management since August 2005. Previously, Mr. Sullivan was Senior Vice President of Operations for Restaurant Associates’ Sports & Entertainment division, a subsidiary of Compass Group PLC. Mr. Sullivan holds a baccalaureate in International Relations from St. Joseph’s University in Pennsylvania. His professional affiliations include the International Council of Shopping Centers and National Association of Concessionaires.
     Frederick A. Zantello has been an Executive Vice President since June 2005. Mr. Zantello has been employed with the Trust since April 1997, including serving as Executive Vice President of Development and Senior Vice President and Executive Vice President of Asset Management, respectively. Previously, Mr. Zantello was the Executive Vice President, Chief Operating Officer with Glimcher Realty Trust and Director of Real Estate with Federated Department Stores. Mr. Zantello is a member of the International Council of Shopping Centers and has over 30 years of experience in the real estate industry.

COMPENSATION DISCUSSION AND ANALYSIS
     The Compensation Committee of the Board (referred to as the “Committee” in this section), composed entirely of independent Trustees, administers the executive compensation program of the Trust. The Committee’s responsibilities include recommending and overseeing compensation and benefit plans and policies, reviewing and approving equity grants and otherwise administering share-based compensation plans, and reviewing and approving annually all compensation decisions relating to the Trust’s executive officers, including the Chief Executive Officer, the Chief Financial Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers”). This section of the proxy statement explains how the Trust’s compensation programs are designed and operated in practice with respect to the named executive officers.
     Mr. Richard Smith resigned as Chief Financial Officer and Secretary on November 16, 2009 and entered into a Separation and Release Agreement (the “Separation Agreement”) on December 23, 2009. See “Potential Payments Upon Termination or Change-in-Control—Richard Smith’s Severance Agreement” for a description of the terms of the Separation Agreement.
     On November 17, 2009, the Trust appointed James H. Smith to serve as Interim Chief Financial Officer subsequent to the resignation of Mr. Richard Smith. The Trust paid CFO Synergy, Inc., a consulting company for which Mr. James Smith serves as President, $275 per hour as well as reimbursement for specified expenses. All references in this CD&A exclude the foregoing compensation arrangement for Mr. James Smith.
     Mr. Gregory R. Andrews was appointed Executive Vice President of Finance in February 2010 and became Chief Financial Officer and Secretary in March 2010, replacing Mr. James Smith. See the Current Report on Form 8-K, filed February 19, 2010, for a description of Mr. Andrew’s employment agreement with the Trust.
Executive Summary
     Compensation Program and Philosophy. The Trust’s compensation program for named executive officers is designed to:
•	establish and reinforce the Trust’s pay-for-performance philosophy;

•	motivate and reward the achievement of specific annual and long-term financial and strategic goals of the Trust;

•	attract, retain and motivate key executives critical to the Trust’s operations and strategies; and

•	be competitive relative to peer companies.
     In furtherance of the foregoing, the Trust’s compensation program for named executive officers historically has consisted of a base salary, an annual bonus, long-term incentive compensation and certain other benefits. The Trust also provides certain deferred compensation and severance arrangements.
     The Committee recognizes that a compensation program must be flexible to address all of its objectives. The Committee historically has used market data as a compensation guideline, and the Committee also considers Trust performance, individual performance reviews, hiring and retention needs and other market factors in finalizing its compensation determinations. The Committee customarily takes significant direction from the recommendations of Mr. Gershenson and market data from third party consultants to determine the amount and form of compensation utilized in the executive compensation program. See “— Advisors Utilized in Compensation Determinations” below.
     2009 Compensation Summary for Named Executive Officers. As of the time the Committee deliberated regarding the 2009 compensation program for the named executive officers in late 2008 and early 2009, forecasts for 2009 generally projected a continued weakening economy in the United States, with the continuation of a severe economic recession. Although management was unable to predict the duration and depth of the economic slowdown and the precise impact on the Trust’s business at such time, management noted that a continuing weak economy would strain the resources of the Trust’s tenants and their customers, as well as the Trust’s joint venture partners, and negatively impact the Trust’s ongoing business and future operations. In addition, there were a significant number of economic indicators, general and industry specific, that indicated the shopping center industry and the real estate sector would be negatively affected for a number of years in terms of operations, liquidity and access to the capital markets. As of March 4, 2009, when the Committee finalized the 2009 compensation program for the named executive officers, the Shares closed at $5.48, approximately 11% lower from December 31, 2008 and 75% lower from March 3, 2008, the date the Committee finalized the 2008 compensation program for the named executive officers.

     The foregoing factors materially affected the Committee’s design and implementation of the 2009 compensation program. The Committee was challenged to balance the need to properly attract, motivate and retain the named executive officers, the importance of being fiscally conservative and reducing cash and non-cash compensation expense, and ensuring alignment with shareholders. The Committee’s key determinations for the 2009 compensation program included:
•	to freeze or reduce base salaries for all named executive officers;

•	to reduce the target annual bonuses by 50% for 2009 for Mr. Zantello, Mr. Litzler and Mr. Sullivan;

•	to obtain the agreement from Mr. Gershenson to eliminate his guaranteed bonus, which was established pursuant to his continuing employment agreement, although such bonus remained discretionary for 2009; and

•	to issue no equity awards under long-term incentive program for 2009.
     Material Changes for 2010 Compensation Program. See “—Material Changes for 2010 Compensation Program for Named Executive Officers” below for a summary of material changes to the annual bonus program for the Chief Executive Officer and Chief Financial Officer, the long-term incentive compensation program and the Change of Control Policy.
Advisors Utilized in Compensation Determinations
     Management and Other Employees. The Committee takes significant direction from the recommendations of Mr. Gershenson regarding the design and implementation of the executive compensation program because he has significant involvement in and knowledge of the Trust’s business goals, strategies and performance, the overall effectiveness of the executive officers and each person’s individual contribution to the Trust’s performance. For each named executive officer, the Committee is provided a compensation recommendation as well as information regarding historical earned compensation, the individual’s experience, current performance, potential for advancement and other subjective factors. Mr. Gershenson also provides recommendations for the performance metrics to be utilized in the incentive compensation programs, the appropriate performance targets and an analysis of whether such performance targets have been achieved (including recommended adjustments). The Committee retains the discretion to modify the recommendations of Mr. Gershenson and reviews such recommendations for their reasonableness based on the Trust’s compensation philosophy and related considerations.
     Generally, the Committee sets the meeting dates and agendas for Committee meetings and Mr. Gershenson is invited to attend many of such meetings. The Committee also meets regularly in executive session outside the presence of management to discuss compensation issues generally, as well as to review the performance of and determine the compensation of Mr. Gershenson. The Trust’s legal advisors, human resources department and corporate accounting department support the Committee in its work in developing and administering the compensation plans and programs.
     Third-Party Consultants. With respect to the 2009 executive compensation program, the Compensation Committee engaged Mercer to discuss best-practices and market trends in compensation.
     Benchmarking. The Committee and Mr. Gershenson historically have used market data as an important guideline in establishing target compensation, with the objective of having various compensation elements at or slightly above the market median. However, the Committee determined not to benchmark compensation for named executive officers for 2009 in light of the overriding concerns regarding the recession and economic and capital market uncertainties.

2009 Compensation Components for Named Executive Officers
     The principal components of the 2009 compensation program for the named executive officers were primarily base salary and an annual bonus. In addition, named executive officers received limited perquisites. The Trust also provides certain named executive officers with deferred compensation arrangements. Further, Mr. Gershenson has an employment agreement with the Trust (which includes specified severance benefits), and all named executive officers are beneficiaries of the Trust’s change in control policy adopted in July 2007.
     The following table sets forth how each element of compensation in the 2009 executive compensation program is intended to satisfy one or more of the Trust’s compensation objectives, as well as key features of the compensation elements that address such objectives. The table also includes the compensation objectives of long-term share-based equity awards, given that awards from prior years continued to serve the Committee’s compensation objectives in 2009.

Element of
Compensation		Compensation Objectives		Key Features
Base Salary	•	Provide a minimum, fixed level of cash compensation	•	Changes based on an evaluation of the individual’s experience, current performance, potential for advancement, internal pay equity and comparison to peer groups
	•	Important factor in retaining and attracting key employees in a competitive marketplace
	•	Preserve an employee’s commitment during downturns in the general economy, the REIT industry and/or equity markets

Annual Bonus Program	•	Incentive for the achievement of short-term Trust performance	•	Messrs. Gershenson and Richard Smith were eligible for discretionary bonuses. Other named executive officers were had target bonuses of 0% to 30% of base salary, although bonuses remained discretionary.
	•	Assist in retaining, attracting and motivating employees in the near term
	•	To the extent paid in cash, provides a balance for volatile equity compensation	•	Restricted stock, granted as part of 2007 and 2008 bonuses, remains outstanding
	•	To the extent paid in restricted stock, ensures shareholder-management alignment and focus on long-term fundamentals

Long-Term Share-Based Incentive Awards	•	Provide incentive for employees to focus on long-term fundamentals and thereby create long-term shareholder value	•	Stock ownership guidelines — reinforce focus on long-term fundamentals
	•	Maintain shareholder-management alignment	•	Although no 2009 grants were made, outstanding long-term share-based incentive awards made in prior years continue to serve the program’s objectives

Service-Based Restricted Stock	•	Provides upside incentive, with some down market protection	•	50% of long-term incentive compensation award
			•	Vests in five equal installments on anniversary of grant date

Performance-Based Restricted Stock	• •	Enhances pay-for-performance objective Incentive for the achievement of three-year performance goals	• •	50% of long-term incentive compensation award Earned over three-year period based on diluted FFO per share growth. Can earn 0% to 150% of target based on performance
			•	As of the date the Committee determines the satisfaction of the performance measure, 50% of the award is granted immediately in Shares, and 50% of the award is granted as service-based restricted stock with vesting on first anniversary of the Share grant date

Perquisites and Other Benefits	•	Assist in retaining and attracting employees in competitive marketplace, with indirect benefit to Trust	•	May include health care premiums, life insurance premiums, matching contributions in 401(k)

Element of
Compensation		Compensation Objectives		Key Features
plan, holiday cards, housing allowance and mileage reimbursement

Change of control policy or arrangements	•	Ensure continued dedication of employees in case of personal uncertainties or risk of job loss	•	Double trigger (change of control and actual or constructive termination of employment) required for benefits
	•	Ensure compensation and benefits expectations are satisfied	•	All executive officers participate in such policy
	•	Retain and attract employees in a competitive market	•	Mr. Gershenson is eligible for a full tax-gross up

Employment agreements	•	Retain and attract employees in a competitive market	•	Mr. Gershenson has an employment agreement
	•	Ensure continued dedication of employees in case of personal uncertainties or risk of job loss
     Compensation Differences Among Named Executive Officers. Benchmarking by job responsibilities and position had been a significant factor in the Trust’s compensation program for named executive officers in prior years, but it was not a direct factor in the 2009 compensation determinations. However, such benchmarking in prior years continued to impact the 2009 program, as the Committee generally committed to maintain 2008 base salaries and the eligible bonuses for certain named executive officers were based on a percentage of base salary. The job responsibilities and positions of the named executive officers are as follows. Mr. Gershenson, President and Chief Executive Officer, leads the management of the Trust across all departments as well as serving as management’s representative on the Board. Mr. Richard Smith, Former Chief Financial Officer and Secretary, was primarily responsible for financial matters of the Trust and also shared significant responsibilities and leadership with Mr. Gershenson in his core areas of responsibility as well as the Trust as a whole. The other named executive officers are responsible for key operating divisions of the Trust.
     The Committee also utilized internal pay equity as an additional data point, but the Committee does not target specific internal pay equity metrics.
     Base Salary. The base salaries of named executive officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Annual merit increases are generally effective January of the applicable year.
     Historically, the Committee relies primarily on peer group analyses in determining annual salary increases while also considering the Trust’s overall performance. The Committee also considers the individual’s experience, current performance and potential for advancement.
     For the reasons noted above, the Committee determined to freeze base salaries of the named executive officers for 2009, except Mr. Zantello’s salary was reduced to $250,000 as part of a rebalancing of his 2009 compensation components. The following table sets forth the base salaries approved for the named executive officers in 2009:

Name	2009 Base Salary ($)
Dennis E. Gershenson	465,660
Richard J. Smith	323,502
Frederick A. Zantello	250,000
Thomas W. Litzler	317,566
Michael J. Sullivan	244,007
      Annual Bonus.
     Target Bonus—Mr. Gershenson and Mr. Richard Smith. Mr. Gershenson and Mr. Richard Smith have historically received discretionary bonuses, which have been primarily based upon the peer group analyses and a review of the Trust’s overall performance. In 2009, Mr. Gershenson agreed to waive his guaranteed minimum annual bonus of $350,000 for the remainder of the term of his employment agreement.

     Target Bonus—Other Named Executive Officers. The target bonus for the other named executive officers, which is also discretionary, is calculated based on a percentage of such person’s base salary. The annual cash bonus program is based upon the Committee’s subjective review of a variety of corporate, department and individual factors, along with the Committee’s view of the market and of the Trust’s need to retain its key executives.
     Payment Method. Historically, the annual bonus has been paid in cash. In 2007, the Committee determined to issue restricted stock, with vesting in equal installments over two years, in lieu of all or a portion of the cash bonuses otherwise payable to named executive officers. In particular, Mr. Gershenson and Mr. Richard Smith were granted restricted stock in lieu of 100% of the 2007 bonuses and 66 2/3% of the 2008 bonuses, and the other named executive officers were granted restricted stock in lieu of 25% of their 2007 and 2008 bonuses. The Committee had expressed its intention to continue this practice through at least the bonus relating to the 2009 executive compensation program, with 25% of the bonuses of all named executive officers paid in the form of restricted stock. However, the Committee determined to pay all 2009 bonuses in cash.
     Set forth below are the annual bonuses of the named executive officers for 2009.

	Earned Annual Bonus	2009 Target	Earned Annual Bonus
Name	2008 ($)(1)	Annual Bonus	2009 ($)
Dennis E. Gershenson	375,391	N/A	400,000
Richard J. Smith	139,320	N/A	N/A
Frederick A. Zantello	102,540	50,000	30,000
Thomas W. Litzler	83,592	63,513	35,000
Michael J. Sullivan	60,372	48,801	40,000

(1)	Represents the cash value of the 2008 annual bonus and special discretionary bonus. The annual bonus was paid 66 2/3% in restricted stock to Mr. Gershenson and Mr. Richard Smith and 25% in restricted stock to the other named executive officers. The special discretionary bonus was paid 100% in restricted stock. The dollar value of the special grants made to each named executive officer was generally equal to 54.8% of the amount paid to such person under the 2008 annual bonus program. However, Mr. Zantello received a grant equal to 127.9% of his 2008 annual bonus.
     Earned 2009 Bonus. For 2009, the Committee particularly noted Mr. Gershenson’s important role in leading the Board in a comprehensive review of strategic alternatives and the successful completion of an equity offering. Mr. Richard Smith did not receive a bonus in 2009 due to the termination of his employment.
     For 2009, earned bonuses for Mr. Zantello, Mr. Litzler and Mr. Sullivan were approximately 34% to 71% lower than 2008 earned bonuses, which primarily reflected the 50% reduction in target annual bonuses and the discretionary bonus grant in 2008. Mr. Sullivan’s bonus was a higher percentage of his target bonus generally due to the relative performance of the asset management department in 2009.
     Long-Term Incentive Compensation. In light of the global economic and financial crisis, and the resulting impact on the operations and liquidity of the Trust and difficulty in forecasting operating performance for 2009 and thereafter, the Committee determined to suspend the long-term incentive compensation program for 2009. Therefore, no long-term performance target awards were made in March 2009.
     The Committee continues to believe in the importance of share-based awards. However, the Committee determined that existing service-based and performance-based restricted stock awards were sufficient to temporarily satisfy the objectives of its long-term incentive compensation program until the prospects for the economy and the Trust’s business stabilized. In particular, there remained a significant number of existing awards previously granted in lieu of cash bonuses in 2007 and 2008, as well in connection with prior long-term incentive programs.
     2007 Awards. Under the prior long-term incentive program, no cash payouts or restricted stock grants were earned for the 2007 to 2009 performance period.

      Equity Compensation—Other Policies.
     Stock Ownership Guidelines. Effective September 2008, the Committee approved stock ownership guidelines for the executive officers. The guidelines require such persons to hold a number of Shares having a market value equal to a multiple of their then current base salary; Mr. Gershenson’s multiple is five and all other executive officers’ multiple is three. Covered employees have a five-year period to comply with the guidelines, with the initial compliance deadline being September 2013. The Committee will review the minimum equity holding level and other market trends and practices on a periodic basis. The Committee has confirmed that all employees currently satisfy the guidelines or are making significant progress toward the guidelines.
     Timing and Pricing of Share-Based Grants. The Trust does not coordinate the timing of share-based grants with the release of material non-public information. Annual stock option or restricted stock grants for executive officers and other employees are generally made at the first Committee meeting each year with a grant date as of such approval or shortly thereafter. Further, restricted stock awards that are subject to performance measures are generally granted at the first Committee meeting of the year following satisfaction of such performance measures. The Committee generally establishes dates for regularly scheduled meetings at least a year in advance.
     In accordance with the Trust’s compensation plans, the exercise price of each stock option is the closing price of the Shares (as reported by the NYSE) on the grant date (which date is not earlier than the date the Committee approved such grant). The Committee is prohibited from repricing options, both directly (by lowering the exercise price) and indirectly (by canceling an outstanding option and granting a replacement stock option with a lower exercise price), without shareholder approval, except in limited circumstances such as a stock split, stock dividend, special dividend or distribution or similar transactions.
     Trading Limitations. In addition to the restrictions set forth in SEC regulations, the Trust has an insider trading policy, which among other things, prohibits Trustees, executive officers and other employees from engaging in short sales, trading in options or participating in any other speculative investments relating to the Trust’s stock.
     Perquisites and Other Personal Benefits. The Trust historically provides named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with its overall compensation program to enable the Trust to attract and retain employees for key positions. See the Summary Compensation Table for a description of certain perquisites provided to named executive officers in 2009.
     Deferred Stock. The Committee believes nonqualified deferred compensation arrangements are a useful tool to assist in tax planning and ensure retirement income for its named executive officers. Existing deferred compensation arrangements do not provide for above-market or preferential earnings as defined under SEC regulations.
     Messrs. Zantello and Richard Smith are, and Mr. Gershenson was (prior to the end of the deferral period in December 2009), party to deferral agreements with the Trust whereby they irrevocably committed to defer the gain on the exercise of specified stock options. See “Named Executive Officer Compensation Tables — Potential Payments Upon Termination or Change-in-Control — Trust Share-Based Plans — Deferred Stock” for additional information.
     Ramco-Gershenson Properties Trust Deferred Compensation Plan. Under the Ramco-Gershenson Properties Trust Deferred Compensation Plan for Officers (the “Officer Deferred Compensation Plan”), an officer can elect to defer restricted shares which may be granted during a subsequent calendar year (“Deferral Year”) by completing and filing a proper deferred compensation agreement with the Secretary of the Trust no later than December 31 of the year prior to the Deferral Year. Restricted shares deferred will be credited to a stock account in the name of the applicable officer. Shares in the stock account will receive distributions, which at the officer’s election will either be paid in cash or will be reinvested in shares. An officer can modify or revoke his or her existing deferral election only on a prospective basis, and only for restricted shares to be granted in a subsequent calendar year, and only if the officer executes a new deferred compensation agreement or revokes his or her existing deferred compensation agreement in writing by December 31 of the year preceding the calendar year for which such modification or revocation is to be effective. The officer must elect the end of the deferral period at the time of such election and, except for a few circumstances, no officer shall have any right to make any early withdrawals from the officer’s deferred compensation accounts. No executive officers elected to defer their restricted share grants in 2009.

     Contingent Compensation. The Trust has an employment agreement with Mr. Gershenson which provides for specified severance benefits, including termination upon a change of control. Mr. Gershenson’s agreement includes a full tax gross-up regarding change of control payments, which reinforces the purpose of the change of control benefit.
     In addition, effective July 10, 2007, the Trust established a Change of Control Policy for the benefit of the executive officers of the Trust. The policy provides for payments of specified amounts if such person’s employment with the Trust or any subsidiary is terminated in specified circumstances following a change of control, but does not include a tax gross-up. The Trust believes this policy would be instrumental in the success of the Trust in the event of any future hostile takeover bid and would ensure the continued dedication of employees, notwithstanding the possibility, threat or occurrence of a change of control. Further, it is imperative to diminish the inevitable distraction of such employees by virtue of the personal uncertainties and risks created by a pending or threatened change of control, and to provide such employees with compensation and benefits upon a change of control that ensure that such employees’ compensation and benefits expectations are satisfied. Finally, many competitors have change of control arrangements with named executive officers and such policy ensures the Trust will be competitive in its compensation program. See “Named Executive Officer Compensation Tables—Potential Payments Upon Termination or Change-in-Control” for further information.
     As noted earlier, Mr. Richard Smith resigned as Chief Financial Officer and Secretary on November 16, 2009 and entered into the Separation Agreement on December 23, 2009. See “Potential Payments Upon Termination or Change-in-Control—Richard Smith’s Severance Agreement” for a description of the terms of the Separation Agreement.
Material Changes for 2010 Compensation Program for Named Executive Officers
     Annual Bonus. On March 1, 2010, the Committee approved the adoption of the 2010 Executive Incentive Plan for the Trust’s Chief Executive Officer and Chief Financial Officer. The purpose of such plan is to enhance “pay-for-performance” compensation and to ensure greater transparency. Both Mr. Gershenson and Mr. Andrews will participate in the short-term incentive program, the components of which are based 40% on change in funds from operations per share, 30% on balance sheet improvement, and 30% on individual/strategic goals. Each of the components is analyzed independently of the others. The Chief Executive Officer and the Chief Financial Officer will have target short-term incentive opportunities equal to 100% and 60% of base salary, respectively. Threshold payout (50% of target incentive), target payout (100% of target incentive) and maximum payout (200% of target incentive) will be determined by the Committee based on its assessment of the achievement of individual and strategic goals established in advance by the Committee.
     Long-Term Incentive Compensation Program. In 2010, the Committee re-implemented the Trust’s long-term incentive compensation program, with approved long-term incentive targets of 75% to 120% of base salary for the named executive officers, which generally is consistent with the historical long-term incentive program. The long-term incentive program consists of service-based restricted stock and performance-based restricted stock. In 2010, the Committee determined that service-based restricted stock grants and performance-based restricted stock grants each would correspond to 50% of the long-term incentive dollar target.
     The performance-based restricted stock is earned based on the achievement of specific performance measures over a period of three calendar years (with such measures established by the Committee at the beginning of the three-year period). For 2010 awards, the sole performance measure is relative total shareholder return over a three-year period. The Committee revised the applicable performance goal from FFO per diluted share, which was utilized for grants made in 2008, to relative total shareholder return based on the Committee’s current view that a relative performance measure was more meaningful to long-term investors. The twelve peer companies for 2010 are publicly traded shopping center REITs, which were selected based on the Committee’s view that such REITs were the Trust’s primary competitors for shareholder investment: Kimco Realty Corporation, Developers Diversified Realty Corporation, Weingarten Realty Investors, Regency Centers Corporation, Federal Realty Investment Trust, Equity One, Inc., Cedar Shopping Centers, Inc., Acadia Realty Trust, Inland Real Estate Corporation, Kite Realty Group Trust, Saul Centers, Inc., and Urstadt Biddle Properties.

     Contingent Compensation. Effective March 1, 2010, the Trust amended its Change in Control Policy applicable to the Trust’s Chief Executive Officer, Chief Financial Officer, executive vice president or any senior vice president. As of the date hereof, the covered officers are: Dennis Gershenson, Gregory R. Andrews, Frederick A. Zantello, Thomas W. Litzler, Catherine J. Clark and Michael J. Sullivan. The policy provides for payment of specified amounts to the covered officers if such person’s employment with the Trust or any subsidiary is terminated in specified circumstances following a “change in control” (as defined in the policy). The primary purpose of the 2010 amendment was to revise the amounts payable thereunder, which now equals the product of (x) for the Chief Executive Officer, 2.99, and for the Chief Financial Officer, an executive vice president or a senior vice president, 2.0, and (y) the base amount under Section 280G of the Internal Revenue Code of 1986, as amended (“IRC”). The 2010 amendment also revised the definition of a change of control to eliminate the trigger caused by the election or appointment to the Board of any Trustee whose appointment or election to the Board or nomination for election by the Trust’s shareholders was not approved by a vote of at least a majority of specified Trustees.
Policy Regarding Retroactive Adjustment
     Section 304 of the Sarbanes-Oxley Act of 2002 authorizes a company to require the return of certain incentive-based compensation and stock profits of the Chief Executive Officer and Chief Financial Officer if the company is required to prepare an accounting restatement due to the material noncompliance of the company, as a result of misconduct, with any financial reporting requirement under the securities laws. The Committee does not otherwise have a formal policy regarding whether it will make retroactive adjustments to, or attempt to recover, cash or share-based incentive compensation granted or paid to executive officers in which the payment was predicated upon the achievement of certain financial results that are subsequently the subject of a restatement. The Committee may seek to recover any amount determined to have been inappropriately received by any executive officer to the extent permitted by applicable law.
Tax and Accounting Implications
     Deductibility of Executive Compensation. The Committee has reviewed the Trust’s compensation policies in light of Section 162(m) of the IRC, which generally limits deductions by a publicly-held corporation for compensation paid to certain executive officers to $1,000,000 per annum, subject to specified exceptions (the most significant of which is performance-based compensation), and has determined that the compensation levels of the Trust’s executive officers were not at a level that would be materially affected by such provisions. Even if the Trust’s compensation expense deduction were limited by Section 162(m), as long as the Trust continues to qualify as a real estate investment trust under the IRC, the payment of non-deductible compensation should not have a material adverse impact on the Trust. The Committee intends to continue to review the application of Section 162(m) with respect to any future compensation arrangements considered by the Trust.
     Nonqualified Deferred Compensation. Section 409A of the IRC provides that amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income when vested unless certain conditions are met. If the certain conditions are not satisfied, amounts subject to such arrangements will be immediately taxable and employees will be subject to additional income tax, penalties and a further additional income tax calculated as interest on income taxes deferred under the arrangement. In December 2008, the Trust revised certain of its compensation agreements to ensure that the Trust’s employment, severance and deferred compensation arrangements satisfy the requirements of Section 409A to allow for deferral without accelerated taxation, penalties or interest.
     Change of Control Payments. Section 280G of the IRC disallows a company’s tax deduction for “excess parachute payments,” generally defined as payments to specified persons that are contingent upon a change of control in an amount equal to or greater than three times the person’s base amount (the five-year average of Form W-2 compensation). Additionally, IRC Section 4999 imposes a 20% excise tax on any person who receives such excess parachute payments.
     The Trust’s share-based plans entitle participants to payments in connection with a change of control that may result in excess parachute payments. Further, Mr. Gershenson’s employment agreement, along with the Change of Control Policy for the benefit of executive officers, entitle such persons to payments upon termination of their employment following a change of control that may qualify as excess parachute payments. As noted earlier, Mr. Gershenson’s employment agreement provides for a full tax-gross up on benefits that exceed limits set forth in Section 280G of the IRC.

COMPENSATION COMMITTEE REPORT
     The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis (CD&A) in this proxy statement with management, including the Chief Executive Officer. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in the Trust’s annual report on Form 10-K for the year ended December 31, 2009 and the proxy statement for the 2010 annual meeting of shareholders.
The Compensation Committee
Arthur H. Goldberg (Chairman)
Stephen R. Blank
Robert A. Meister
Matthew L. Ostrower
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     During 2009, none of the Trust’s executive officers served on the board of directors or compensation committee (or committee performing equivalent functions) of any other company that had one or more executive officers serving on the Board or Compensation Committee.
     Mr. Ward previously was an officer of the Trust; none of the other members of the Compensation Committee is or has been an officer or an employee of the Trust.

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Summary Compensation Table
     The table below summarizes the total compensation paid or earned by the named executive officers in 2009, 2008 and 2007.

						Non-Equity
						Incentive
						Plan	All Other
				Stock	Option	Compensati	Compensati
		Salary	Bonus	Awards	Awards	on	on	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)	($)(2)	($)
Dennis E. Gershenson	2009	483,570	400,000	294,539	—	—	23,974	1,202,083
President and CEO	2008	464,971	80,850	1,043,788	—	—	30,529	1,620,138
	2007	441,029	—	392,907	99,057	—	27,130	960,123
Richard J. Smith	2009	308,571	—	109,315	—	—	51,227	469,113
Former CFO and Secretary	2008	323,024	30,006	471,174	—	—	30,924	855,128
	2007	310,712	—	119,295	52,728		30,970	513,705
James H. Smith	2009	45,736	—	—	—	—	—	45,736
Interim CFO
Frederick A. Zantello	2009	275,113	30,000	68,790	—	—	57,350	431,253
Executive VP	2008	307,219	33,750	253,188	—	—	62,174	656,331
	2007	298,271	67,500	113,259	39,328	—	61,452	579,810
Thomas W. Litzler	2009	329,780	35,000	43,095	—	—	—	407,875
Executive VP-Development	2008	316,984	40,500	314,544	—	—	5,875	677,903
and New Business Initiatives	2007	302,158	86,250	114,734	33,443	—	18,314	554,899
Michael J. Sullivan	2009	253,392	40,000	31,121	—	—	—	324,513
Senior VP—Asset	2008	243,734	29,250	199,247	—	—	5,875	478,106
Management	2007	236,635	48,750	74,877	21,403	—	18,314	399,979

(1)	The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). All awards in the Stock Awards column for 2009 relate to restricted stock granted in 2009 under the 2003 Long-Term Incentive Plan. The grant date fair value of each share of restricted stock is calculated as the closing price of the Shares as of the grant date.

(2)	For 2009, this column consists of:

Dennis Gershenson — full payment of health care premiums and life insurance premiums.

Richard Smith — cash severance and COBRA of $28,986 through December 31, 2009, a car allowance, life insurance premiums and full payment of health care premiums.

Frederick Zantello — housing allowance and mileage reimbursement of $42,830 and full payment of health care premiums.
Narrative Discussion of Summary Compensation Table.
     Employment Agreement — Mr. Gershenson. See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of Mr. Gershenson’s employment agreement.
     Separation and Release Agreement — Mr. Richard Smith. See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of Mr. Richard Smith’s separation and release agreement.
     Mr. Gershenson and Mr. Richard Smith—2008 Stock Awards. The 2008 Stock Awards column for Mr. Gershenson and Mr. Richard Smith, in particular, include restricted stock grants related to a number of different programs. The programs and related grant date fair value are noted in the table below.

Grant Purpose	Mr. Gershenson	Mr. Richard Smith
100% of 2007 annual bonus paid in restricted stock	$425,000	$180,004
Additional 2007 annual bonus award	60,000	—
2008 long-term incentive program:
Service-based restricted stock	279,394	145,585
Performance-based restricted stock	279,394	145,585

     James H. Smith. On November 17, 2009, the Trust appointed James H. Smith to serve as Interim Chief Financial Officer. The amounts noted above for 2009 represent the amount that the Trust paid CFO Synergy, Inc., a consulting company for which Mr. James Smith serves as President, for Mr. Smith’s service as Interim Chief Financial Officer. The consulting agreement provided for payment of $275 per hour as well as reimbursement for specified expenses.
     Bonus. For 2009, Mr. Gershenson’s bonus was paid all in cash and is reported in the “Bonus” column. For 2008, one-third of the bonuses of Mr. Gershenson and Mr. Richard Smith were paid in cash, with grant date fair value reflected in the “Bonus” column for 2008. The remaining two-thirds of such bonus was paid in restricted stock at the election of the Trust, and the grant date fair value is reflected in the “Stock Awards” column in 2009. In 2007, 100% of the annual bonus was paid in restricted stock. Therefore no amounts were reported in the “Bonus” column for 2007 and the grant date fair value was reflected in the “Stock Awards” column in 2008. The foregoing partially explains the significant increase in reported compensation for Messrs. Gershenson and Richard Smith from 2007 to 2008.
     Mr. Zantello, Mr. Litzler and Mr. Sullivan earned the cash bonuses specified above in the “Bonus” column for 2009. For 2008 and 2007, 75% of such bonus was paid in cash, with such amounts reflected in the “Bonus” column for such years. The remaining 25% of such bonus for 2008 and 2007 was paid in restricted stock at the election of the Trust, and the grant date fair value is reflected in the “Stock Awards” column in 2009 and 2008, respectively, which reflects the year such shares were granted.
     2008 Special Discretionary Grant of Restricted Stock. In addition to the amounts noted above, each named executive officer received a special discretionary grant of restricted stock on March 4, 2009 as part of their 2008 bonus, having a cash value of: Mr. Gershenson, $132,890; Mr. Richard Smith, $49,320; Mr. Zantello, $57,540; Mr. Litzler, $29,592; and Mr. Sullivan, $21,372. The grant date fair value is reflected in the “Stock Awards” column for 2009.
     Long-Term Incentive Program. In 2007, the long-term incentive program consisted of a long-term incentive dollar target that was divided into three components: stock option grants, cash target awards and performance-based restricted stock target awards (generally 25%, 25% and 50%, respectively, of the long-term incentive dollar target). No cash or restricted stock awards were earned for the 2007 to 2009 performance period. In 2008, the program was revised to provide 50% of the long-term incentive dollar target in each of service-based restricted stock and performance-based restricted stock, respectively. There were no grants under the long-term incentive program for 2009 for named executive officers.

Grants of Plan-Based Awards in 2009
     The following table provides information about equity awards granted to the named executive officers in 2009. There were no non-equity incentive awards in 2009.

				Grant Date
				Fair Value of
			All Other Stock Awards:	Stock and
	Grant		Number of Shares of Stock	Option
Name	Date		or Units	Awards ($)(1)
Dennis E. Gershenson	3/4/09	(2)	24,250	132,890
	3/4/09	(3)	29,498	161,649
Richard J. Smith	3/4/09	(2)	9,000	49,320
	3/4/09	(3)	10,948	59,995
Frederick A. Zantello	3/4/09	(2)	10,500	57,540
	3/4/09	(3)	2,053	11,250
Thomas W. Litzler	3/4/09	(2)	5,400	29,592
	3/4/09	(3)	2,464	13,503
Michael J. Sullivan	3/4/09	(2)	3,900	21,372
	3/4/09	(3)	1,779	9,749

(1)	The grant date fair value of each share of restricted stock is calculated as the closing price of the Shares as of the grant date. Each share of restricted stock had a grant-date fair value of $5.48. The aggregate grant-date fair value is such stock price multiplied by the target award.

(2)	Represents special discretionary stock grants relating to the 2008 annual bonus plan.

(3)	Represents restricted stock grants relating to the 2008 annual bonus plan. For Mr. Zantello, Mr. Litzler and Mr. Sullivan, the threshold, target and maximum amounts in cash were disclosed as “Equity Incentive Plan Awards” in the Grants of Plan-Based Awards table in the 2008 proxy statement; the Shares referenced in the table above represent Shares actually earned thereunder and granted in 2009.
Narrative Discussion of Grants of Plan-Based Awards in 2009 Table.
     Annual Bonus Program. For 2008, one-third of the bonuses of Mr. Gershenson and Mr. Richard Smith were paid in cash, with such amounts reflected in the “Bonus” column for 2008 in the Summary Compensation Table. The remaining two-thirds of such bonus was granted in restricted stock in March 2009 at the election of the Trust, and the grant date fair value is reflected in the “Stock Awards” column for 2009 in the Summary Compensation Table as well as the Grants of Plan-Based Awards in 2009 table above.
     For 2008, 75% of the bonuses of Mr. Zantello, Mr. Litzler and Mr. Sullivan were paid in cash, with such amounts reported in the “Bonus” column for 2008 in the Summary Compensation Table. The remaining 25% of such bonus was granted in restricted stock in March 2009 at the election of the Trust, and the grant date fair value is reflected in the “Stock Awards” column for 2009 in the Summary Compensation Table as well as the Grants of Plan-Based Awards in 2009 table above.

Outstanding Equity Awards at December 31, 2009
     The following table provides information on the holdings of stock option and stock awards by the named executive officers as of December 31, 2009.

								Stock Awards
										Equity
										Incentive
										Plan	Equity
										Awards:	Incentive Plan
			Option Awards					Number		Number of	Awards:
			Number					of Shares	Market	Unearned	Market or
			of	Number			Value of	or Units	Value of	Shares,	Payout Value
			Securities	of Securities			Unexercised	of Stock	Shares or	Units or	of Unearned
			Underlying	Underlying			In-The-Money	That	Units of	Other	Shares, Units
	Grant		Unexercised	Unexercised	Option		Options/SARs	Have	Stock That	Rights	or Other
	Date/		Options	Options	Exercise	Option	At Fiscal	Not	Have Not	That Have	Rights That
	Performance		(#)	(#)	Price	Expiration	Year End	Vested	Vested	Not Vested	Have Not
Name	Period		Exercisable	Unexercisable	($)	Date	($)(1)	(#)	($)(1)	(#)	Vested ($)(1)
Dennis E. Gershenson	03/08/07	(2)	—	—	—	—	—	1,666	15,894	—	—
	03/08/07	(2)	—	—	—	—	—	770	7,346	—	—
	03/03/08	(3)	—	—	—	—	—	10,059	95,963	—	—
	03/03/08	(4)	—	—	—	—	—	9,563	91,231	—	—
	04/04/08	(4)	—	—	—	—	—	1,359	12,965	—	—
	03/04/09	(4)	—	—	—	—	—	24,250	231,345	—	—
	03/04/09	(4)	—	—	—	—	—	29,498	281,411	—	—
	01/01/08- 12/31/10	(5)	—	—	—	—	—	—	—	6,287	59,978
	03/08/07	(2)	14,810	7,405	34.30	03/08/17	—	—	—	—	—
	02/28/06		13,458	—	29.06	02/28/16	—	—	—	—	—
	04/01/05		14,116	—	27.11	04/01/15	—	—	—	—	—
	03/03/04		7,330	—	27.96	03/03/14	—	—	—	—	—
Richard J. Smith(6)	03/08/07		7,884	—	34.30	03/08/17	—	—	—	—	—
	02/28/06		7,376	—	29.06	02/28/16	—	—	—	—	—
	04/01/05		7,763	—	27.11	04/01/15	—	—	—	—	—
	03/03/04		4,413	—	27.96	03/03/14	—	—	—	—	—
	03/08/00		25,000	—	14.06	03/08/10	—	—	—	—	—
Frederick A. Zantello	03/08/07	(2)	—	—	—	—	—	385	3,673	—	—
	03/03/08	(3)	—	—	—	—	—	4,152	39,610	—	—
	03/03/08	(4)	—	—	—	—	—	506	4,827	—	—
	03/04/09	(4)	—	—	—	—	—	4,500	42,930	—	—
	03/04/09	(4)	—	—	—	—	—	2,053	19,586	—	—
	03/04/09	(4)	—	—	—	—	—	6,000	57,240	—	—
	01/01/08- 12/31/10	(5)	—	—	—	—	—	—	—	2,596	24,766
	03/08/07	(2)	5,880	2,940	34.30	03/08/17	—	—	—	—	—
	02/28/06		7,297	—	29.06	02/28/16	—	—	—	—	—
	04/01/05		7,544	—	27.11	04/01/15	—	—	—	—	—
	03/03/04		3,679	—	27.96	03/03/14	—	—	—	—	—
Thomas W. Litzler	03/03/08	(3)	—	—	—	—	—	5,144	49,074	—	—
	03/03/08	(4)	—	—	—	—	—	647	6,173	—	—
	03/04/09	(4)	—	—	—	—	—	5,400	51,516	—	—
	03/04/09	(4)	—	—	—	—	—	2,464	23,507	—	—
	01/01/08- 12/31/10	(5)	—	—	—	—	—	—	—	3,216	30,681
	03/08/07	(2)	5,000	2,500	34.30	03/08/17	—	—	—	—	—
	02/28/06		7,426	—	29.06	02/28/16	—	—	—	—	—
Michael J. Sullivan	03/03/08	(3)	—	—	—	—	—	3,294	31,425	—	—
	03/03/08	(4)	—	—	—	—	—	365	3,482	—	—
	03/04/09	(4)	—	—	—	—	—	3,900	37,206	—	—
	03/04/09	(4)	—	—	—	—	—	1,779	16,972	—	—
	01/01/08- 12/31/10	(5)	—	—	—	—	—	—	—	2,059	19,643
	03/08/07	(2)	3,200	1,600	34.30	03/08/17	—	—	—	—	—
	02/28/06		4,405	—	29.06	02/28/16	—	—	—	—	—

(1)	Based upon the closing price of the Shares on the NYSE on December 31, 2009 of $9.54.

(2)	Restricted stock or stock options — vests one-third per year, beginning on the first anniversary of the grant date.

(3)	Restricted stock — vests one-fifth per year, beginning on the first anniversary of the grant date.

(4)	Restricted stock — vests one-half per year, beginning on the first anniversary of the grant date.

(5)	Restricted stock with performance component — subject to satisfaction of applicable performance measures. As of Compensation Committee approval of satisfaction of performance measure, 50% granted immediately in Shares, and 50% granted as service-based restricted stock with vesting on first anniversary of the Share grant date.

Under the long-term incentive program, the Committee determined that the aggregate achievement for the 2007-2009 performance period was below the threshold award; therefore, this table assumes that the restricted stock awards under the long-term incentive program for the 2008-2010 performance period will be at the threshold level.

(6)	All of Mr. Richard Smith’s restricted shares vested as of December 23, 2009 pursuant the Separation Agreement, dated December 23, 2009, between the Trust and Mr. Smith. Also, pursuant to the Separation Agreement, Mr. Smith’s rights as to options vested as of November 20, 2009 to purchase a total of 52,436 Shares under the Trust’s stock option plans will continue until terminated or expired in accordance with the provisions of such plans and the related stock options agreements.

Option Exercises and Stock Vested in 2009
     No stock options were exercised in 2009. The following table provides information on restricted stock awards that vested in 2009.

	Stock Awards
	Number of Shares	Value Realized
	Acquired on Vesting	on Vesting
Name	(#)(1)	($)(2)
Dennis E. Gershenson	15,875	$82,731
Richard J. Smith	35,528	308,176
Frederick A. Zantello	1,933	9,680
Thomas W. Litzler	3,169	22,951
Michael J. Sullivan	1,190	6,295

(1)	The Shares vested in the following amounts on the following dates in 2009. The Shares that vested on December 23, 2009 are pursuant to Mr. Richard Smith’s Separation Agreement.

Name	March 3	March 8	April 4	June 12	December 23
Dennis E. Gershenson	12,079	2,437	1,359	—	—
Richard J. Smith	5,362	464	—	—	29,702
Frederick A. Zantello	1,546	387	—	—	—
Thomas W. Litzler	1,934	—	—	1,235	—
Michael J. Sullivan	1,190	—	—	—	—

(2)	The value realized is based upon the number of Shares received on the vesting date multiplied by the closing price of the Shares on the NYSE on the vesting date. If the NYSE was closed on the vesting date, the closing price of the preceding business day was used. The applicable NYSE closing prices are as follows:

Vesting Date	Closing Price
03/03/09	$5.29
03/08/09	3.88
04/04/09	6.90
06/12/09	10.30
12/23/09	9.36

Nonqualified Deferred Compensation in 2009
     The table below provides information on the nonqualified deferred compensation of the named executive officers in 2009.

		Aggregate	Aggregate	Aggregate
		Earnings	Withdrawals/	Balance at
		in Last FY	Distributions	Last FYE
Name	Plan	($)(1)	($)(1)	($)
Dennis E. Gershenson	Stock option deferral	139,436	375,790	—
Richard J. Smith	Stock option deferral	111,910	21,284	257,313
Frederick A. Zantello	Stock option deferral	23,230	(4,418)	53,414

(1)	The deferred shares are represented by notional shares in the deferral accounts. Distributions are paid in cash when, and in the amount of, cash dividends paid on the Shares. None of the earnings set forth in the table are above-market or preferential, and therefore none of such amounts are reflected in the Summary Compensation Table. The number of notional shares held by named executive officers as of December 31, 2009 is: Dennis Gershenson, 0; Rich Smith, 26,972; and Frederick Zantello, 5,599.

     The following table sets forth the components of aggregate earnings:

		Gain Due to
	Cash	Increase in
Name	Distributions	Share Price
Dennis E. Gershenson	$23,936	$115,500
Richard J. Smith	21,284	90,626
Frederick A. Zantello	4,418	18,812

Potential Payments Upon Termination or Change-in-Control
     The following section describes potential payments and benefits to the named executive officers under the Trust’s compensation and benefit plans and arrangements upon termination of employment or a change of control of the Trust.
     Mr. Gershenson is the only named executive officer with an employment agreement with the Trust. The Trust also has a Change of Control Policy in effect for the named executive officers. Further, certain of the Trust’s benefit plans and arrangements contain provisions regarding acceleration of vesting and payment upon specified termination events; see “— Trust Share-Based Plans” below. In addition, the Trust may authorize discretionary severance payments to its named executive officers upon termination.
     Mr. Richard Smith resigned as Chief Financial Officer and Secretary on November 16, 2009 and entered into the Separation Agreement on December 23, 2009, the terms of which are described below. On November 17, 2009, the Trust appointed James H. Smith to serve as Interim Chief Financial Officer. Mr. James Smith is not eligible for payments upon termination or a change of control.
Trust Share-Based Plans
     2003 Long-Term Incentive Plan. Upon a change in control, any nonqualified stock options and restricted stock outstanding as of the change of control will immediately vest in full; notwithstanding the foregoing, (i) the Compensation Committee may set forth alternative change of control terms at the time of the grant and (ii) a vote by three-fourths of the Board may determine alternative terms at any time, so long as a majority of Trustees then in office are ‘continuing trustees’ as defined therein. Further, during the 60-day period from and after a change of control, the Compensation Committee may grant holders of stock options the right to surrender all or part of such stock options to the Trust, whether or not the stock options are fully exercisable, in exchange for cash per share equal to the fair market value less the exercise price.
     Other than in connection with a change of control, if an employee is terminated for any reason, any restricted stock will be forfeited; however, the Compensation Committee is authorized to waive such forfeiture in the event of retirement, permanent disability, death or other special circumstances as determined by the Compensation Committee in its sole discretion.
     Other than in connection with a change of control, if an employee is terminated for cause, such employee’s stock options, even if immediately exercisable, will terminate (although the Committee retains discretion to permit the exercise of such stock options until the earlier of 30 days and the stock option’s expiration date). If an employee is terminated for any reason other than a change of control, death or disability or for cause, then such employee’s stock options may be exercised, to the extent such stock options were exercisable before termination, for the lesser of six months (or longer, at the discretion of the Compensation Committee) or until the stock option’s expiration date. Stock options held by an employee whose employment is terminated due to death or disability will immediately vest in full, and the legal representative or beneficiary may exercise such stock options until the lesser of one year (or longer, at the discretion of the Compensation Committee) or the stock option’s expiration date. The foregoing terms are set forth in the nonqualified stock option agreements covering all outstanding stock options granted under the 2003 Long-Term Incentive Plan as of December 31, 2009.
     Incentive stock options are subject to different termination and change of control provisions, but no incentive stock options have been granted under the 2003 Long-Term Incentive Plan as of December 31, 2009.
     2009 Omnibus Long-Term Incentive Plan. No equity awards were issued to the named executive officers under the 2009 Omnibus Long-Term Incentive Plan as of December 31, 2009.

     Deferred Stock. Messrs. Zantello and Richard Smith entered into deferral agreements with the Trust whereby they irrevocably committed to defer the gain on the exercise of specified stock options until the earlier of a period of five years, a termination for cause, or upon a change of control (if followed by termination of employment within six months of such change of control). Such persons may irrevocably elect to extend the deferral period two times, in each case for a period of at least 24 months, subject to specified requirements. In December 2008, Messrs. Zantello and Richard Smith extended the deferral period of certain deferred gains from 2009 to 2011 and 2012, respectively, as permitted by the original deferral agreement. The Trust may accelerate the payout of the deferred award in the event of specified circumstances. Persons are fully vested in such deferral accounts. Until the deferred shares are issued, such persons receive distributions in cash when, and in the amount of, cash dividends paid on the Shares. Such persons do not have rights as a shareholder with respect to the deferral accounts.
Dennis Gershenson’s Employment Agreement
     Effective August 1, 2007, the Trust entered into a new employment agreement with Mr. Gershenson, the Trust’s President and Chief Executive Officer. The initial term of the agreement is five years, with unlimited one-year automatic extensions unless either party gives written notice of non-extension at least 120 days prior to the expiration of the term. The employment agreement provides for an annual base salary of at least $447,750 (with adjustments to be considered annually by the Committee), a discretionary annual bonus (due to Mr. Gershenson’s mid-2009 waiver of his minimum bonus of $350,000 set forth in the agreement) as well as other fringe benefits and perquisites as are generally made available to the Trust’s executives (including $1 million of term life insurance paid by the Trust). The Trust began paying the premiums on the life insurance in 2008. Mr. Gershenson will also participate in share-based programs established for the benefit of employees.
     If Mr. Gershenson’s employment is terminated due to death or permanent disability, Mr. Gershenson (or his legal representative of beneficiary) will receive a lump sum equal to 12 months base salary and bonus (paid within 60 days of such termination). In the event of a permanent disability, he will also be entitled to receive the fringe benefits specified in the employment agreement, including coverage under all insurance programs and plans, for 12 months following such termination, subject to specified limitations.
     If Mr. Gershenson’s employment is terminated for cause or he terminates such employment without good reason, Mr. Gershenson will receive the accrued and unpaid portion of his base salary, bonus and benefits through the date of termination (paid within 30 days of such termination).
     If Mr. Gershenson’s employment is terminated without cause (other than due to death or permanent disability) or he terminates such employment for good reason, including a change of control, Mr. Gershenson will receive: (i) accrued base salary through the termination date; (ii) a lump sum severance payment (no later than the 30th day following the date that is six months following the date of termination) equal to the greater of (x) the aggregate of all compensation due to Mr. Gershenson for the remainder of the term of his employment agreement (assuming an annual bonus equal to the average bonus under the employment agreement prior to termination), or (y) 2.99 times the “base amount”, as defined by Section 280G of the IRC (or a similar amount if Section 280G is repealed or is otherwise inapplicable); (iii) an amount equal to Mr. Gershenson’s tax liability for an excess “parachute payment” within the meaning of Section 280G of the IRC, and an amount equal to Mr. Gershenson’s income taxes payable for such tax liability payment by the Trust (such payment to be made no later than the end of his taxable year following the taxable year in which such taxes are remitted); and (iv) fringe benefits and perquisites as are generally made available to the Trust’s executives for the duration of the term of the employment agreement (but not less than 12 months), including under all insurance programs and plans, subject to specified limitations.
     None of the severance amounts will be mitigated by compensation earned by Mr. Gershenson as result of other employment or retirement benefits after the termination date.
     In accordance with such employment agreement, Mr. Gershenson has also entered into a noncompetition agreement with the Trust. The noncompetition agreement provides that, following termination of Mr. Gershenson’s employment, Mr. Gershenson, subject to specified limitations: (i) will not hire any person that is, or was within the prior 12 months, a Trust employee making at least $60,000 per year in base salary, and he will not solicit such person to leave the employ of the Trust; (ii) will not, directly or indirectly, acquire, develop, construct, operate, manage or lease any existing Trust property or project; (iii) will not compete with the Trust within a 200 mile radius of any

Trust property or project that existed within the prior 12 months; and (iv) will maintain the confidential and/or proprietary information of the Trust. The provisions in clauses (i) — (iii) will terminate one year after Mr. Gershenson is no longer an officer or Trustee of the Trust.
Change of Control Policy
     Effective July 10, 2007, the Trust established a Change of Control Policy for the benefit of the executive officers of the Trust. The policy provides for payments of specified amounts if such person’s employment with the Trust or any subsidiary is terminated in specified circumstances following a change of control. The policy contains a double trigger. First, the person’s employment must be terminated (a) by the Trust other than for cause or upon such person’s death or permanent disability or (b) by the person for good reason. Secondly, such termination must occur within one year following a change of control; provided, however, if a person’s employment or status as an officer with the Trust or any subsidiary is terminated within six months prior to the date on which a change of control occurs and such termination was not for cause or voluntary by such person, then the change of control date will be the date immediately prior to the date of such termination.
     If the double trigger is satisfied, the person will receive the following amounts no later than the 30th day following the termination date, the product of: (x) for the chief executive officer, 2.99; for the chief financial officer, 2.5; for an executive vice president, 2.0; and for a senior vice president, 1.0; and (y) the base amount under Section 280G of the IRC (or a similar amount if Section 280G is repealed or is otherwise inapplicable). The policy does not contain a tax gross-up benefit. Further, the amount received under the policy will be reduced to the extent a person receives other severance or separation payments from the Trust (excluding the vesting of any options, shares or rights under any incentive plan of the Trust).
Richard Smith’s Severance Agreement
     On December 23, 2009, the Trust and Mr. Smith entered into a Separation Agreement and Release. Pursuant to such agreement, Mr. Smith will receive:
•	Base salary (based on the annualized rate at the time of termination) for 30 months;

•	Immediate vesting of 29,702 unvested restricted shares;

•	Up to $35,000 for interim office expenses and for his legal fees in connection with the agreement;

•	COBRA payments until the earlier of 18 months and the date Mr. Smith is eligible for a new plan;

•	Accrued vacation pay and other accrued obligations of the Trust;

•	The right to exercise options vested as of November 20, 2009 to purchase a total of 52,436 Shares until otherwise terminated or expired in accordance with the provisions of such plans and the related stock options agreements; and

•	A full general release and discharge of known claims and causes of action for the benefit of Mr. Smith.
     As consideration for such compensation and benefits, Mr. Smith:
•	Provided a full general release and discharge of claims and causes of action for the benefit of the Trust and any of its subsidiaries, affiliates or predecessors and each of their respective officers, employees, directors, trustees, shareholders and agents;

•	Agreed to be bound by non-solicitation provisions for 24 months; and

•	Agreed to customary confidentiality requirements.

Change of Control/Severance Payment Table as of December 31, 2009
     The following table estimates the potential payments and benefits to the named executive officers upon termination of employment or a change of control, assuming such event occurs on December 31, 2009. These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs.
Items Not Reflected in Table. The following items are not reflected in the table set forth below:
•	Accrued salary, bonus (except to the extent specifically noted in an employment agreement) and vacation.

•	Costs of COBRA or any other mandated governmental assistance program to former employees.

•	Welfare benefits provided to all salaried employees having substantially the same value.

•	Amounts outstanding under the Trust’s 401(k) plan.

•	Deferred Stock. The deferral period for the deferred stock arrangement of Mr. Zantello will terminate, among other things, due to a termination for cause or upon a change of control (if followed by termination of employment within six months of such change of control). The aggregate balance for each person relating to the deferral arrangements is set forth in the “Nonqualified Deferred Compensation in 2009” table.
     Change of Control Payments — IRC Section 280G valuation. IRC Section 280G imposes tax sanctions for payments made by the Trust that are contingent upon a change of control and equal to or greater than three times an executive’s most recent five-year average annual taxable compensation (referred to as the “base amount”). If tax sanctions apply, contingent payments, to the extent they exceed an allocable portion of the base amount, become subject to a 20% excise tax (payable by the executive) and are ineligible for a tax deduction by the Trust. Key assumptions in this analysis include:
•	A change of control, termination of employment and all related payments occur on December 31, 2009.

•	Federal and state income tax rates of 35% and 3.9%, respectively, and a social security/Medicare rate of 1.45%.

•	Restricted stock and cash awards under the 2003 Long-Term Incentive Plan, for performance periods that have not closed prior to the date of the change in control: the 2007-2009 performance period is not paid out and the 2008-2010 performance period is, based on current expectations, paid out at the threshold amount.

•	The value of unvested, non-qualified stock options equals their value as determined pursuant to the safe harbor method provided for in Revenue Procedure 2003-68.

•	The value of Shares, on the date of the change in control is $9.54, the closing price on such date as published by the NYSE.
Other Notes Applicable to Table.
•	The “Acceleration of Share-Based Awards” column in the table assumes the Compensation Committee’s acceleration of long-term incentive compensation, including share-based awards, for terminations specifically referenced in the table. The amounts set forth therein represent the intrinsic value of such acceleration, which is (i) for each unvested stock option, $9.54 less the exercise price, and (ii) for each unvested share of restricted stock, $9.54. $9.54 represents the closing price on the NYSE on December 31, 2009. For accelerated vesting of restricted stock awards subject to three-year performance metrics, the table reflects (i) for awards made in 2007, no value (based on actual results) and (ii) for awards made in 2008, payment for threshold grants (based on estimated results).

•	Life insurance amounts only reflect policies paid for by the Trust (including an additional $1,000,000 of term life insurance paid by the Trust for Mr. Gershenson).

Change of Control and Severance Payments as of December 31, 2009

			Acceleration
			of Share-	Life	Annual
	Cash		Based	Insurance	Disability	280G Tax
	Severance ($)		Awards ($)	Proceeds ($)	Benefits ($)(1)	Gross Up ($)	Total ($)
Dennis E. Gershenson(2)
Retirement	—		810,457	—	—	—	810,457
Death	865,660	(3)	810,457	1,250,000	27,000	—	2,953,117
Disability	865,660	(3)	810,457	—	108,000	—	1,784,117
Termination without cause or for good reason (including change of control)	2,495,761	(4)	810,457	—	—	960,113	4,266,331
Richard J. Smith
Severance Agreement	808,755		278,011	—	—	—	1,086,766
Frederick A. Zantello(5)
Retirement	—		199,822	—	—	—	199,822
Death	—		199,822	250,000	27,000	—	476,822
Disability	—		199,822	—	108,000	—	307,822
Change of control	837,795	(6)	199,822	—	—	—	1,037,617
Thomas W. Litzler(5)
Retirement	—		160,949	—	—	—	160,949
Death	—		160,949	250,000	27,000	—	437,949
Disability	—		160,949	—	108,000	—	268,949
Change of control	811,915	(6)	160,949	—	—	—	972,864
Michael J. Sullivan(5)
Retirement	—		108,727	—	—	—	108,727
Death	—		108,727	241,878	27,000	—	377,605
Disability	—		108,727	—	108,000	—	216,727
Change of control	255,771	(6)	108,727	—	—	—	364,498

(1)	$27,000 represents the amount paid to a survivor if the employee had been disabled for 180 consecutive days and the employee was eligible to receive the long-term disability payments. $108,000 represents the aggregate of 12 monthly payments of $9,000 payable as a long-term disability benefit (such payments would continue for the length of the disability); if the disability was of a short-term nature, such person may be eligible for wage replacement for 13 weeks with a maximum weekly benefit of $4,154.

(2)	Except as noted in the table above or as specified in “— Items Not Reflected in Table”, Mr. Gershenson does not receive any additional incremental value if (i) he voluntarily terminates his employment, or (ii) his employment is terminated by the Trust with cause.

(3)	Represents base salary as of December 31, 2009 and bonus earned for 2009. In the event of a permanent disability, Mr. Gershenson would also be entitled to 12 months of customary fringe benefits in accordance with his employment agreement, which is not reflected in this amount.

(4)	Assumes payment of the compensation due for the remainder of the term of his employment agreement. Mr. Gershenson would also be entitled to receive fringe benefits through the terms of his employment agreement (but no less than 12 months), which is not reflected in this amount.

(5)	Except as noted in the table above or as specified in “— Items Not Reflected in Table”, each of such persons do not receive any additional incremental value if (i) he/she voluntarily terminates his/her employment, or (ii) his/her employment is terminated by the Trust with or without cause.

(6)	Assumes payment of the following amount times the “base amount” in accordance with Section 280G of the IRC: Mr. Zantello, 2.0; Mr. Litzler, 2.0; and Mr. Sullivan, 1.0.

RELATED PERSON TRANSACTIONS
Policies and Procedures
     The Trust does not have a formal related person transaction policy in writing, although it has the following customary policies and practices regarding such transactions. Trustees and executive officers are required to complete an annual questionnaire in connection with the Trust’s proxy statement for its annual meeting of shareholders, which includes questions regarding related person transactions. Trustees and executive officers are also required to provide written notice to the Trust’s outside general counsel of any updates to such information.
     If a related person transaction is proposed, the Audit Committee and/or non-interested Trustees of the Board review such business transaction to ensure that the Trust’s involvement in such transactions is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and is in the best interests of the Trust and its shareholders. When necessary or appropriate, the Trust will engage third party consultants and special counsel, and the Board may create a special committee, to review such transactions. Interested Trustees will recuse themselves from the approval process by the Board or Audit Committee.
Related Person Transactions in 2009 and 2010
     Ramco-Gershenson Inc. provides property management, accounting and other administrative services to Ramco/ Shenandoah LLC, 60% of which is owned by an entity a portion of which is beneficially owned by various family partnerships and trusts under the control of two uncles of Mr. Pashcow, a Trustee, and a portion of which is beneficially owned by various trusts for the benefit of members of Mr. Pashcow’s immediate family. Mr. Pashcow is a trustee of several of these trusts. Ramco/Shenandoah LLC owns the Shenandoah Square shopping center which has approximately 124,000 square feet of gross leasable area. The Trust believes that the terms of the management agreement with Ramco/Shenandoah LLC are no less favorable than terms that could be obtained on an arm’s length basis. During the year ended December 31, 2009, Ramco-Gershenson Inc. charged approximately $132,000 in respect of these services to Ramco/ Shenandoah LLC and was owed approximately $25,000 as of December 31, 2009 for those services.
     William Gershenson, Director of Leasing of Ramco-Gershenson, Inc., is the son of Dennis Gershenson, Trustee, President and Chief Executive Officer of the Trust. In 2009, William Gershenson was paid $166,383 in base salary and leasing commissions and a bonus of $4,904.
     The son-in-law of Mr. Goldberg, a Trustee, is an executive vice president of AON Risk Services, Inc. of New York, a subsidiary of AON Corporation. In 2009, the Trust engaged AON as its insurance broker for D&O and Employment Practices Liability insurance, for which AON received commissions of approximately $106,000. In 2010, following a lengthy bidding process, the Trust also engaged AON as its insurance broker for the remainder of its property and casualty insurance programs. In 2010, the Trust estimates AON will receive commissions of approximately $267,000 related to the Trust’s engagement. Certain of the commissions are paid by the insurance companies directly.

AUDIT COMMITTEE DISCLOSURE
     The Audit Committee is responsible for monitoring the integrity of the Trust’s consolidated financial statements, the Trust’s system of internal controls, the Trust’s risk management system, the qualifications, performance and independence of the Trust’s independent registered public accounting firm, the performance of the Trust’s internal audit function and the Trust’s compliance with legal and regulatory requirements. The Audit Committee also has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Trust’s independent registered public accounting firm.
     Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Trust’s internal control over financial reporting. The Trust’s independent registered public accounting firm is responsible for performing an independent audit of the Trust’s annual consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for attesting to management’s report on the Trust’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on the Trust’s internal control over financial reporting. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by the Trust’s management and the independent registered public accounting firm.
Pre-Approval Policies and Procedures for Audit and Non-Audit Services
     Pursuant to its charter, the Audit Committee must pre-approve the performance of audit and non-audit services. In pre-approving all audit services and permitted non-audit services, the Audit Committee considers whether the provision of the permitted non-audit services is consistent with applicable law and NYSE policies and with maintaining the independence of Trust’s independent registered public accounting firm.
Fees of Independent Registered Public Accounting Firm in 2008 and 2009
     The following information sets forth the fees that we were billed in 2008 and 2009 for audit and other services provided by Grant Thornton, our independent registered public accounting firm during such periods. The Audit Committee, based on its review and discussions with management and Grant Thornton, determined that the provision of these services was compatible with maintaining Grant Thornton’s independence. All of such services were approved in conformity with the pre-approval policies and procedures described above.

	2009	2008
	(amounts in $)
Audit Fees	536,030	451,225
Audit-Related	18,980	—
Tax Fees	—	—
Other Fees	—	—

Total Fees	555,010	451,225
     Audit Fees. Audit services consist of professional services rendered by Grant Thornton for the audits of the Trust’s annual financial statements and the effectiveness of the Trust’s internal control over financial reporting, review of the financial statements included in the Trust’s quarterly reports on Form 10-Q and annual report on Form 10-K, services associated with SEC registration statements and other documents issued in connection with the Trust’s equity offering, and services that are normally provided by the accountant in connection with these filings and other filings. These amounts include reimbursable expenses of $24,595 and $18,725 in 2009 and 2008, respectively.

     Audit-Related. Audit-related fees for 2009 consist of professional services rendered by Grant Thornton regarding the Trust’s responses to SEC comment letters.
REPORT OF THE AUDIT COMMITTEE
     In connection with the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and the financial statements to be included therein, the Audit Committee has:
•	reviewed and discussed the audited financial statements with management;

•	discussed with Grant Thornton, the Trust’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and

•	received the written disclosures and letter from Grant Thornton required by the applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence with respect to the Trust.
     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Trust’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.

Members of the Audit Committee Stephen R. Blank (Chairman) Arthur H. Goldberg David J. Nettina Mark K. Rosenfeld

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Board of Trustees recommends that the shareholders vote FOR the ratification of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2010.
     Although shareholder ratification of the appointment is not required by law and is not binding on the Trust, the Audit Committee will take the appointment of Grant Thornton under advisement if such appointment is not ratified. Grant Thornton has served as the Trust’s independent registered public accounting firm since 2005. The appointment of Grant Thornton was ratified by the Trust’s shareholders at annual meetings since 2006. See “Audit Committee Disclosure” for a description of fees and other matters related to Grant Thornton’s provision of services to the Trust.
     The Trust expects that representatives of Grant Thornton will be present at the annual meeting and will be available to respond to appropriate questions. Such representatives will also have an opportunity to make a statement.
Vote Required
     The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Audit Committee’s appointment of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2010. Abstentions will not be counted as votes cast at the annual meeting and will have no effect on the result of the vote.

PROPOSAL 3 — APPROVAL OF AMENDMENT TO THE DECLARATION
OF TRUST TO DECLASSIFY THE BOARD OF TRUSTEES AND AMENDMENT TO THE BYLAWS TO
INCREASE THE PERCENTAGE OF VOTES NECESSARY FOR SHAREHOLDERS TO REQUIRE THE
TRUST TO CALL A SPECIAL SHAREHOLDER MEETING
     The Board recommends that shareholders vote FOR the approval of the amendment to the Declaration of Trust for the purpose of declassifying the Board of Trustees and the amendment to the Bylaws for the purpose of increasing the percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting.
     Attached hereto as Appendix A is a copy of the form of Articles of Restatement, which reflects the proposed amendment to Section 5.2 thereof in bold/underline for the purpose of declassifying the Board. Attached hereto as Appendix B is a copy of the form of Amended and Restated Bylaws, which reflects the proposed amendment to Article II, Section 3 thereof in bold/underline for the purpose of increasing the percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting.
Declassifying the Board
     In accordance with the Bylaws and Declaration of Trust, the Board is divided into three classes with Trustees elected to three-year staggered terms. This classified structure has been in place since the Trust’s founding and has been an integral part of the Trust’s overall governance structure.
     In the Trust’s 2008 proxy statement, in response to a non-binding shareholder proposal and after a review of the potential benefits and drawbacks associated with eliminating the classified board, the Board concluded that the classified board structure continued to be in the best interests of the Trust and its shareholders. However, the Board noted at the time that if the shareholder proposal received a majority of the votes cast in favor of the proposal, it was the Board’s intention to propose an amendment to the Declaration of Trust to eliminate the classified board at the 2009 annual meeting of shareholders. In the Trust’s 2009 proxy statement, the Board noted its determination to postpone its intent to declassify the Board in light of the indications of interest at such time from third parties regarding potential transactions and the Board’s determination to undertake a review of potential strategic and financial alternatives to enhance shareholder value.
     The Board and the Nominating and Governance Committee continue to regularly review the Trust’s corporate governance practices and have made changes over the last few years as standards of corporate governance and views of shareholders have evolved. The Board and Nominating and Governance Committee discussed viewpoints of proponents of classified and declassified boards, which were noted in detail in the Trust’s 2008 proxy statement. However, in furtherance of the non-binding shareholder vote at the Trust’s 2008 annual meeting of shareholders, the Board and Nominating and Governance Committee have determined to recommend to shareholders that they approve an amendment to the Declaration of Trust for the purpose of declassifying the Board.
     If this Proposal 3 is approved by the shareholders and the amendment to Section 5.2 of our Declaration of Trust becomes effective, which will occur upon acceptance by the State Department of Assessments and Taxation of Maryland (the “SDAT”) of Articles of Amendment setting forth the aforesaid amendment, then beginning at the Trust’s 2011 annual meeting of shareholders, the nominees standing for election at each annual meeting will be elected to one-year terms and will serve until the next annual meeting of shareholders and until their successors are elected and qualify. In addition, following such acceptance by the SDAT of such Articles of Amendment, the Trust expects to file Articles of Restatement, the form of which is attached hereto as Appendix A, with the SDAT to restate our Declaration of Trust, including the aforesaid amendment, in its entirety. By the Trust’s 2013 annual meeting of shareholders, all of the members of the Board will stand for election for one-year terms. If this Proposal 3 is not approved by the required vote, the Trust will continue to have a classified Board.

Increase in the Percentage of Votes Necessary for Shareholders to Require the Trust to Call a Special Shareholder Meeting
     In accordance with Article II, Section 3 of the Bylaws, the current percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting is 25% of all the votes entitled to be cast at such meeting. If Proposal 3 is approved by the shareholders, the Board will amend and restate the Bylaws, effective immediately, to increase the percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting from 25% to a majority of all the votes entitled to be cast at such meeting. The form of Amended and Restated Bylaws is attached hereto as Appendix B. Coupled with the approval of the aforementioned amendment to the Declaration of Trust, the Board believes that such action will ensure that the appropriate balance is struck between the rights of shareholders and the prevention of waste of the Trust’s resources, such as loss of management and Board time and focus and substantial legal, administrative and mailing expenses. Shareholder approval is required for the Board to amend Article II of the Bylaws. If this Proposal 3 is not approved by the required vote, the shareholders will continue to be able to require the Trust to call a special shareholder meeting upon assembling the current ownership percentage so required.
Vote Required
     The affirmative vote of a majority of the votes entitled to be cast at the annual meeting will be necessary to approve the amendment to the Declaration of Trust and the Bylaws. Abstentions and broker non-votes will have the same effect as votes against the proposal.

ADDITIONAL INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust’s executive officers and Trustees and persons who beneficially own more than 10% of a registered class of the Trust’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in any of the Trust’s equity securities and any changes thereto, and to furnish copies of these reports to the Trust. Based on the Trust’s review of the insiders’ forms furnished to the Trust or filed with the SEC and representations made by the Trustees and executive officers of the Trust, no insider failed to file on a timely basis a Section 16(a) report in 2009.
Cost of Proxy Solicitation
     The cost of preparing, assembling and mailing this proxy statement and all other costs in connection with this solicitation of proxies for the annual meeting will be paid by the Trust. The Trust will request banks, brokers and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and will reimburse such record holders for their reasonable expenses in doing so. In addition, the Trustees, officers and other employees of the Trust may solicit proxies by mail, telephone, facsimile or in person, but they will not receive any additional compensation for such work.
Presentation of Shareholder Proposals and Nominations at 2011 Annual Meeting
     Any shareholder proposal intended to be included in the Trust’s proxy statement and form of proxy for the 2011 annual meeting (pursuant to Rule 14a-8 of the Exchange Act) must be received by the Trust at Ramco-Gershenson Properties Trust, Attention: Secretary, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334 by the close of business on January 14, 2011 and must otherwise be in compliance with the requirements of the SEC’s proxy rules.
     Any Trustee nomination or shareholder proposal of other business intended to be presented for consideration at the 2011 annual meeting, but not intended to be considered for inclusion in the Trust’s proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by the Trust at the address stated above between March [ • ], 2011 and the close of business on April [ • ], 2011 to be considered timely. However, if the 2011 annual meeting occurs more than 30 days before or 60 days after June 8, 2011, the Trust must receive nominations or proposals (A) not later than the close of business on the later of the 60th day prior to the date of the 2011 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2011 annual meeting, and (B) not earlier than the 90th day prior to the 2011 annual meeting. Such nominations or proposals must also be in compliance with the Bylaws.
Householding
     The Trust may elect to send a single copy of its annual report and this proxy statement to any household at which two or more shareholders reside, unless one of the shareholders at such address notifies the Trust that he or she desires to receive individual copies. This “householding” practice reduces the Trust’s printing and postage costs. Shareholders may request to discontinue or re-start householding, or to request a separate copy of the 2009 annual report or 2010 proxy statement, as follows:
•	Shareholders owning Shares through a bank, broker or other holder of record should contact such record holder directly; and

•	Shareholders of record should contact the Trust at (248) 350-9900 or at Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334. The Trust will promptly deliver such materials upon request.
     Your cooperation in giving this matter your immediate attention and in voting your proxies promptly will be appreciated.

2009 Annual Report
     The annual report of the Trust for the year ended December 31, 2009, including the financial statements for the three years ended December 31, 2009 audited by Grant Thornton, is being furnished with this proxy statement. If you did not receive a copy of such annual report, you can obtain a copy without charge at the Trust’s website, www.rgpt.com, or by contacting the Trust at (248) 350-9900 or Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 8, 2010
     See www.proxyvote.com for a copy of the 2010 proxy statement and 2009 annual report.

By Order of the Board of Trustees Gregory R. Andrews Chief Financial Officer and Secretary
April [ • ], 2010

APPENDIX A
RAMCO-GERSHENSON PROPERTIES TRUST
FORM OF ARTICLES OF RESTATEMENT
     RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust (the “Trust”) formed under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, hereby certifies to the Maryland State Department of Assessments and Taxation (the “Department”) that:
     FIRST: The Trust desires to and does hereby restate its Declaration of Trust as currently in effect, as hereinafter provided, pursuant to Section 8-501.2 of the Maryland REIT Law. The provisions set forth in these Articles of Restatement are all of the provisions of the Declaration of Trust currently in effect, and as hereinafter restated.
ARTICLE I
FORMATION
     The Trust is a real estate investment trust within the meaning of Title 8. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended from time to time (the “Code”)).
ARTICLE II
NAME
     The name of the Trust is:
Ramco-Gershenson Properties Trust
     Under circumstances in which the Board of Trustees of the Trust (the “Board of Trustees” or “Board”) determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.
ARTICLE III
PURPOSES AND POWERS
     SECTION 3.1 Purposes. The purposes for which the Trust is formed are to invest in and to acquire, hold, manage, administer, control and dispose of property, including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.
     SECTION 3.2 Powers. The Trust shall have all of the powers granted to real estate investment trusts by Title 8 and all other powers set forth in this Declaration of Trust which are not inconsistent with law and are appropriate to promote and attain the purposes set forth in this Declaration of Trust.

ARTICLE IV
RESIDENT AGENT
     The name of the resident in the State of Maryland is The Corporation Trust Incorporated whose post office address is 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.
ARTICLE V
BOARD OF TRUSTEES
     SECTION 5.1 Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (i) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (ii) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action that in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. This Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of this Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in this Declaration of Trust or the Bylaws shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or the Bylaws or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.
     The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to determine that compliance with any restriction or limitation on ownership and transfers of shares of the Trust’s beneficial interest set forth in Article VII of this Declaration of Trust is no longer required in order for the Trust to qualify as a real estate investment trust (“REIT”) under the Code; to adopt, amend and repeal (but subject to the provisions of the Bylaws limiting adoption of provisions inconsistent with, or the amendment or repeal of, certain specified provisions of the Bylaws) the Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of shares of beneficial interest of the Trust; and to do any other acts and execute and deliver any other documents necessary or appropriate to the foregoing powers.
     SECTION 5.2 Number of Trustees. The number of Trustees shall be nine (9), which number may be increased or decreased pursuant to the Bylaws of the Trust. Notwithstanding the foregoing, if for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect the Declaration of Trust or the powers of the remaining Trustees. Trustees shall be elected by the shareholders at every annual meeting thereof in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the Bylaws. The names of the nine (9) current Trustees (who shall serve until the expiration of the respective terms for which they were elected, and until their successors are duly elected and qualify), and the year in which the current term of each Trustee shall expire are:

Name	Year of Expiration
Dennis E. Gershenson	2013

Stephen R. Blank	2012

Arthur Goldberg	2011

Robert A. Meister	2013

Joel M. Pashcow	2012

Mark K. Rosenfeld	2011

Michael A. Ward	2013

David J. Nettina	2012

Matthew L. Ostrower	2012
     Each Trustee, shall serve for the term of office for which he or she is elected, and until his or her successor is duly elected and qualify, or until his or her earlier death, retirement, resignation or removal. At each annual meeting of shareholders commencing with the annual meeting of shareholders held in 2011, the successors to the Trustees whose term expires at such annual meeting of shareholders shall be elected to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualify. Election of Trustees by shareholders shall require the vote and be in accordance with the procedures set forth in the Bylaws.
     It shall not be necessary to list in the Declaration of Trust the names of any Trustees hereafter elected.
     SECTION 5.3 Resignation or Removal. Any Trustee may resign by written notice to the Board of Trustees, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to any rights of holders of one or more classes or series of preferred shares to elect one or more Trustees, a Trustee may be removed at any time, with or without cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote generally in the election of Trustees.
ARTICLE VI
SHARES OF BENEFICIAL INTEREST
     SECTION 6.1 Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the “Shares”). The Trust has the authority to issue 45,000,000 common shares of beneficial interest, par value $.0l per share (“Common Shares”), and 10,000,000 preferred shares of beneficial interest, par value $.0l per share (“Preferred Shares”).
     The Board of Trustees, without the approval of the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class that the Trust has authority to issue.
     SECTION 6.2 Common Shares. Subject to the provisions of Article VIII, each Common Share shall entitle the holder thereof to one vote on each matter upon which the holders of Common Shares are entitled to vote. The Board of Trustees may reclassify any unissued Common Shares from time to time in one or more classes or series of Shares.
     SECTION 6.3 Preferred Shares. The Board of Trustees may classify any unissued Preferred Shares, and reclassify any previously classified but unissued Preferred Shares of any class or series, from time to time, in one or more classes or series of Shares.
     SECTION 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.
     SECTION 6.5 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligations for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or Bylaws of the Trust.
     SECTION 6.6 Dividends and Distributions. The Board of Trustees may from time to time authorize and declare to shareholders such dividends or distributions, in cash, property or other assets of the Trust or in securities of the Trust or from any other source, as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a real estate investment trust under the Code; however, shareholders shall have no right to any dividend or distribution unless or until authorized and declared by the Board. The exercise of the powers and rights of the Board of Trustees pursuant to this Section shall be subject to the provisions of any class or series of Shares at the time outstanding. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust which would cause any Shares or other beneficial interest in the Trust not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.
     SECTION 6.7 General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in this Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the beneficial interest ledger of the Trust.
     SECTION 6.8 Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.
     SECTION 6.9 Declaration and Bylaws. All shareholders are subject to the provisions of the Declaration of Trust and the Bylaws of the Trust.
     SECTION 6.10 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of shareholders.
ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
     SECTION 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:
     Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
     Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

     Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
     Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 7.3.1.
     Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.
     Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
     Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
     Declaration of Trust. The term “Declaration of Trust” shall mean this Declaration of Trust as filed for record with the SDAT, and any amendments thereto.
     Excepted Holder. The term “Excepted Holder” shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by this Article VII or by the Board of Trustees pursuant to Section 7.2.7.
     Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Trustees pursuant to Section 7.2.7 upon the affirmative vote of 75% of the Trustees entitled to vote thereon.
     Initial Date. The term “Initial Date” shall mean the date upon which this Declaration of Trust containing this Article VII is filed for record with the SDAT.
     Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.
     NYSE. The term “NYSE” shall mean the New York Stock Exchange.
     Ownership Limit. The term “Ownership Limit” shall mean (i) with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares of the Trust; and (ii) with respect to any class or series of Preferred Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares of the Trust.
     Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.
     Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.
     REIT. The term “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.
     Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board determines (i) that it is no longer in the best interests of the Trust to attempt to, or continue to qualify as, a REIT or (ii) that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.
     SDAT. The term “SDAT” shall mean the State Department of Assessments and Taxation of Maryland.
     Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or

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more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest or similar right to acquire Shares (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. For purposes of this Article VII, the right of a limited partner in Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the “Partnership”), to require the Partnership to redeem such limited partner’s units of Partnership interest pursuant to Section ___ (or any successor section thereto) of the Amended and Restated Agreement of Limited Partnership of Ramco-Gershenson Properties, L.P., as amended, shall not be considered to be an option or similar right to acquire Shares of the Trust. The terms “Transferring” and “Transferred” shall have the correlative meanings.
     SECTION 7.2 Shares.
          SECTION 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:
          (a) Basic Restrictions.
               (i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
               (ii) No Person shall Beneficially or Constructively own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Trust (A) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (B) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
               (iii) No person shall Transfer any Shares if, as a result of the Transfer, the Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

          (b) Transfer in Trust. If any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.2.1(a)(i) or (ii);
               (i) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded to the nearest whole share so that such violation is not in existence) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
               (ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
          SECTION 7.2.2 Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.
          SECTION 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.2.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a REIT.
          SECTION 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:
          (a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding

Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held; provided that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends received on such Shares (an “Actual Owner”), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Ownership Limit.
          (b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
          SECTION 7.2.5 Remedies Not Limited. Nothing contained in this Section 7.2 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust’s status as a REIT.
          SECTION 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.
          SECTION 7.2.7 Exceptions.
          (a) The Board of Trustees, in its sole discretion and upon the vote of 75% of the members of the Board of Trustees entitled to vote thereon, may grant to any Person who makes a request therefor an exception to the Ownership Limit with respect to the ownership of any series or class of Preferred Shares, subject to the following conditions and limitations: (A) the Board of Trustees shall have determined that (x) assuming such Person would Beneficially or Constructively Own the maximum amount of Shares permitted as a result of the exception to be granted and (y) assuming that all other Persons who would be treated as “individuals” for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would Beneficially or Constructively Own the maximum amount of Common Shares and Preferred Shares permitted under this Article VII (taking into account any exception, waiver or exemption granted under this Section 7.2.7 to (or with respect to) such Persons), the Trust would not be “closely held” within the meaning of Section 856(h) of the Code (assuming that the ownership of Shares is determined during the second half of a taxable year) and would not otherwise fail to qualify as a REIT; and (B) such Person provides to the Board of Trustees such representations and undertakings, if any, as the Board of Trustees may, in its reasonable discretion, determine to be necessary in order for the Board of Trustees to make the determination that the conditions set forth in clause (A) above of this Section 7.2.7(a) have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial or Constructive Ownership of one or more other classes of Shares not subject to the exception), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Person (determined without regard to the exception granted such Person under this subparagraph (a)). If a member of the Board of Trustees requests that the Board of Trustees grant an exception pursuant to this subparagraph (a) with respect to such member or with respect to any other Person if such Board member would be considered to be the Beneficial or Constructive Owner of Shares owned by such Person, such member of the Board shall not participate in the decision of the Board of Trustees as to whether to grant any such exception.
          (b) In addition to exceptions permitted under subparagraph (a) above, the Board of Trustees, in its sole discretion and upon the vote of 75% of the members of the Board of Trustees entitled to vote thereon, may except a Person from the Ownership Limit and any Excepted Holder Limit if: (i) such Person submits to the Board of Trustees information satisfactory to the Board of Trustees, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board of Trustees information satisfactory to the Board of Trustees, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit by reason of the Excepted Holder’s ownership of Shares in excess of the Ownership Limit pursuant to the exception granted under this subparagraph (b); (iii) such Person submits to the Board of Trustees information satisfactory to the Board of Trustees, in its reasonable discretion, demonstrating that clause (2) of subparagraph (a)(ii) of Section 7.2.1 will not be violated by reason of the Excepted Holder’s ownership of Shares in excess of the Ownership Limit pursuant to the exception granted under this subparagraph (b); and (iv) such Person provides to the Board of Trustees such representations and undertakings, if any, as the Board of Trustees may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit pursuant to any exception thereto granted under this subparagraph (b), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit with respect to such Person (determined without regard to the exception granted such Person under this subparagraph (b)).
          (c) Prior to granting any exception pursuant to Section 7.2.7(a) or (b), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception as may be necessary or desirable so that such exception does not adversely affect the Trust’s ability to qualify, or to continue to qualify, as a REIT.
          (d) Subject to Section 7.2.1(a)(ii), an underwriter or placement agent which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.
          (e) The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.
          SECTION 7.2.8 Increase in Ownership Limit. The Board of Trustees may from time to time increase the Ownership Limit other than as to persons which are Excepted Holders, subject to the limitations provided in this Section 7.2.8.
          (a) The Ownership Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code (taking into account all of the Excepted Holders), could Beneficially Own, in the aggregate, more than 49.5% of the value of the outstanding Shares.
          (b) Prior to the modification of the Ownership Limit pursuant to this Section 7.2.8, the Board of Trustees may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT if the modification in the Ownership Limit were to be made.
          SECTION 7.2.9 Legend. Each certificate for Shares shall bear the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Trust’s Declaration of Trust, (i) no Person may Beneficially or Constructively Own Common Shares of the Trust in excess of 9.8 percent (in value or number of shares) of the outstanding Common Shares of the Trust unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own any class or series of Preferred Shares of the Trust in excess of 9.8 percent (in value or number of shares) of the outstanding Shares of such class or series of Preferred Shares of the Trust, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Trust being “closely held” under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Trust’s Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Trust on request and without charge.
     SECTION 7.3 Transfer of Shares in Trust.
          SECTION 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.6.
          SECTION 7.3.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.
          SECTION 7.3.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The

Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.
          SECTION 7.3.4 Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to holders of such class or series (determined based upon the ratio that the number of Shares or such class or series of Shares held by Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Trust, in accordance with Section 7.3.5.
          SECTION 7.3.5 Sale of Shares by the Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.5, such excess shall be paid to the Charitable Trustee upon demand.
          SECTION 7.3.6 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.3.5. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale of the Prohibited Owner.
          SECTION 7.3.7 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
     SECTION 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.
     SECTION 7.5 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.
     SECTION 7.6 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.
ARTICLE VIII
SHAREHOLDERS
     SECTION 8.1 Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after delivery of the Trust’s annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of Trustees, if required, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in this Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.
     SECTION 8.2 Voting Rights. Subject to the provisions of any class or series of Shares then outstanding, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 5.2 and the removal of Trustees as provided in Section 5.3; (b) amendment of this Declaration of Trust as provided in Article X and amendment of the Bylaws, to the extent that the Bylaws provide that certain provisions thereof may not be amended without the consent of the shareholders; (c) termination of the Trust as provided in Section 10.3; (d) merger or consolidation of the Trust or the sale or other disposition of substantially all of the property of the Trust, as provided in Article XI; (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification; and (f) such other matters as may be properly brought before a meeting by a shareholder pursuant to the Bylaws. Except with respect to the foregoing matters, no action taken by the shareholders will in any way bind the Board of Trustees.
     SECTION 8.3 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4 or by way of contract in connection therewith, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares of the Trust or any other security of the Trust which it may issue or sell or (b), except as expressly required by Title 8, have any right to require the Trust to pay him the fair value of his Shares in an appraisal or similar proceeding.
     SECTION 8.4 Extraordinary Actions. Except as otherwise specifically provided in this Declaration of Trust (including without limitation, in those provisions relating to election and removal of Trustees and as provided in Article XI), notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any action shall be effective and valid if taken or authorized by the affirmative vote of not less than a majority of all the votes entitled to be cast on the matter, including without limitation any transaction, approval of which requires by law the affirmative vote of shareholders and pursuant to which the Trust’s business and assets will be combined with those of one or more other entities (whether by merger, sale or other transfer of assets, consolidation or share exchange) (a “Business Combination”).
ARTICLE IX
LIABILITY LIMITATION, INDEMNIFICATION AND
TRANSACTIONS WITH THE TRUST
     SECTION 9.1 Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person or entity in connection with the property or the affairs of the Trust by reason of his being a shareholder.
     SECTION 9.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received, or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.
     SECTION 9.3 Indemnification. The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust or (b) any individual who, while a Trustee of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former shareholder, trustee or officer of the Trust. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.
     SECTION 9.4 Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions in this Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.
     SECTION 9.5 Express Exculpatory Clauses in Instruments. The Board of Trustees shall cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that neither the shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any shareholder, Trustee, officer, employee or agent liable thereunder to any third party nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.
ARTICLE X
AMENDMENTS
     SECTION 10.1 General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Declaration of Trust, of any Shares. All rights and powers conferred by this Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. An amendment to the Declaration of Trust (a) shall be signed and acknowledged by at least a majority of the Trustees, or an officer duly authorized by at least a majority of the Trustees, (b) shall be filed for record as provided in Section 13.5 and (c) shall become effective as of the later of the time the SDAT accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to the Declaration of Trust shall include all amendments thereto.
     SECTION 10.2 By Trustees. In addition to the rights of the Trustees to amend the Declaration of Trust as provided in Section 6.1, the Trustees may amend the Declaration of Trust from time to time, in the manner provided by Title 8, without any action by the shareholders, to qualify as a real estate investment trust under the Code or under Title 8.
     SECTION 10.3 By Shareholders. Except as provided in Section 6.1 and 10.2 of this Declaration of Trust, any amendment to the Declaration of Trust, other than an amendment to Article XI or Section 12.2 of this Declaration of Trust, shall be valid only if approved by the affirmative vote of not less than a majority of all the votes entitled to be cast on the matter. Any amendment to Article XI or to Section 12.2 of this Declaration of Trust shall be valid only if approved by the affirmative vote of not less than sixty-six and two-thirds percent (66 2/3%) of all the votes entitled to be cast on such matter.
ARTICLE XI
MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY
     Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. Any such action must be approved by the Board of Trustees and, after notice to all shareholders entitled to vote on the matter, by the affirmative vote of not less than sixty-six and two thirds percent (66 2/3%) of all the votes entitled to be cast on the matter.
ARTICLE XII
DURATION AND TERMINATION OF TRUST
     SECTION 12.1 Duration of Trust. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of Title 8.
     SECTION 12.2 Termination.
          (a) Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may be terminated at any meeting of shareholders, by the affirmative vote of not less than sixty-six and two thirds percent (66 2/3%) of all the votes entitled to be cast on the matter. Upon the termination of the Trust:
               (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

               (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue, including the powers to fulfill or discharge the Trusts contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons or entities at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business; and
               (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust, among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.
          (b) After termination of the Trust, the liquidation of its business, and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.
ARTICLE XIII
MISCELLANEOUS
     SECTION 13.1 Governing Law. This Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.
     SECTION 13.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Trust if executed by the President, Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of this Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to this Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact or facts which relate to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Trustees or by any officer, employee or agent of the Trust.

     SECTION 13.3 Severability.
          (a) The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, Title 8 or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of this Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any determination by the Board of Trustees, the Board of Trustees shall amend the Declaration of Trust in the manner provided in Article X, Section 10.2.
          (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.
     SECTION 13.4 Construction. In this Declaration of Trust, unless the context otherwise requires, words used in the singular or plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of “corporation” for purposes of such provisions.
     SECTION 13.5 Recordation. This Declaration of Trust and any amendment hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record this Declaration of Trust or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of this Declaration of Trust or any amendment hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.
     SECOND: These Articles of Restatement do not amend the Declaration of Trust.
     THIRD: Under Section 2-608(c) of the Maryland General Corporation Law, upon any restatement of the Declaration of Trust, the Trust may omit from such restatement all provisions thereof that relate solely to a class of shares of beneficial interest if, at the time, there are no shares of the class outstanding and the Trust has no authority to issue any shares of such class. There are no shares of the Trust’s Series A Convertible Preferred Shares of Beneficial Interest (the “Series A Preferred Shares”), 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series B Preferred Shares”), 7.95% Series C Cumulative

Convertible Preferred Shares of Beneficial Interest (the “Series C Preferred Shares”) or Series A Junior Participating Preferred Shares of Beneficial Interest (the “Series A Junior Preferred Shares”) outstanding and the Trust has no authority to issue any Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Series A Junior Preferred Shares. All Declaration of Trust provisions that relate solely to the Trust’s Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Series A Junior Preferred Shares have been omitted from the foregoing restatement of the Declaration of Trust.
     FOURTH: The foregoing restatement of the Declaration of Trust has been approved by a majority of the entire Board of Trustees.
     FIFTH: The name and address of the Trust’s current resident agent is as set forth in Article IV of the foregoing restatement of the Declaration of Trust.
     SIXTH: There are currently nine (9) trustees of the Trust, and the names of those trustees currently in office are as follows: Dennis E. Gershenson, Stephen R. Blank, Arthur Goldberg, Robert A. Meister, Joel M. Pashcow, Mark K. Rosenfeld, Michael A. Ward, David J. Nettina and Matthew L. Ostrower.
[SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, has caused these Articles of Restatement to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Secretary on this       day of                , 2010, and the undersigned President and Chief Executive Officer acknowledges that these Articles of Restatement are the real estate investment trust act of the Trust and, as to all matters or facts required to be verified under oath, the undersigned President and Chief Executive Officer acknowledges that, under penalties of perjury, to the best of his knowledge, information and belief such matters and facts are true in all material respects.

ATTEST:	RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust

	By		(SEAL)
Name: Gregory R. Andrews		Name: Dennis Gershenson
Title: Secretary		Title: President and Chief Executive Officer

APPENDIX B
RAMCO-GERSHENSON PROPERTIES TRUST
FORM OF AMENDED AND RESTATED BYLAWS
ARTICLE I
OFFICES
     Section 1. PRINCIPAL OFFICE. The principal office of Ramco-Gershenson Properties Trust (the “Trust”) shall be located at such place or places as the Trustees may designate.
     Section 2. ADDITIONAL OFFICES. The Trust may have additional offices at such places as the Trustees may from time to time determine or the business of the Trust may require.
ARTICLE II
MEETINGS OF SHAREHOLDERS
     Section 1. PLACE. All meetings of shareholders shall be held at the principal office of the Trust or at such other place within the United States as shall be stated in the notice of the meeting.
     Section 2. ANNUAL MEETING. An annual meeting of the shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held during the month of June of each year, after the delivery of the annual report, referred to in Section 12 of this Article II, or in such other month of each year at a convenient location and on proper notice, on a date and at the time set by the Trustees. Failure to hold an annual meeting does not invalidate the Trust’s existence or affect any otherwise valid acts of the Trust.
     Section 3. SPECIAL MEETINGS. The chairman of the board or the president or one-third of the Trustees may call special meetings of the shareholders. Special meetings of shareholders shall also be called by the secretary upon the written request of the holders of shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. Within ten (10) days of the receipt of such request, the secretary shall inform such shareholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment by such shareholders to the Trust of such costs, the secretary shall, within thirty (30) days of such payment, or such longer period as may be necessitated by compliance with any applicable statutory or regulatory requirements, give notice to each shareholder entitled to notice of the meeting. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter (other than as to the removal or election of Trustees) which is substantially the same as a matter voted on at any meeting of the shareholders held during the preceding twelve months.
     Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of shareholders, the secretary shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such shareholder personally or by leaving it at his residence or usual place of business. If such notice relates to a special meeting called at the request of shareholders in accordance with Section 3 of this Article II, the description of the purpose of such meeting shall comport with the purpose stated for such meeting in the request therefor referenced in Section 3 of this Article II. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at his post office address as it appears on the records of the Trust, with postage thereon prepaid.
     Section 5. SCOPE OF NOTICE. Any business of the Trust may be transacted at an annual meeting of shareholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of shareholders except as specifically designated in the notice.
     Section 6. ORGANIZATION. At every meeting of the shareholders, the Chairman of the Board, if there be one, or the President shall conduct the meeting or, in the case of vacancy in office or absence of the Chairman of the Board and the President, one of the following officers present shall conduct the meeting in the order stated: the Vice Chairman of the Board, if there be one, the Vice Presidents in their order of rank and seniority, or a Chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as Chairman, and the Secretary, or, in his absence, an assistant secretary, or in the absence of both the Secretary and assistant secretaries, a person appointed by the Chairman or the President shall act as Secretary.
     Section 7. QUORUM. At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the shareholders, the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.
     Section 8. VOTING. A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required herein or by statute or by the Declaration of Trust. Unless otherwise provided in the Declaration of Trust or any amendment thereto, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     Section 9. PROXIES. A shareholder may vote the shares owned of record by him either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Trust before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.
     Section 10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the Trust registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing board of such corporation or other entity or agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.
     Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
     The Trustees may adopt by resolution a procedure by which a shareholder may certify in writing to the Trust that any shares registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Trustees consider necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as for the purposes set forth in the certification, the shareholder of record of the specified shares in place of the shareholder who makes the certification.
     Notwithstanding any other provision contained in the Declaration of Trust or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute of substantially similar import) shall not apply to any acquisition by any person of shares of beneficial interest of the Trust. This section may not be repealed or amended, nor may any provision inconsistent herewith be adopted in these Bylaws or the Declaration of Trust except upon the affirmative vote of the shareholders of the Trust as provided in the second sentence of Section 8 of Article II and, if so repealed or amended, shall not as so repealed or amended apply to any acquisition of control shares which preceded the effective date of repeal or of such amendment.
     Section 11. INSPECTORS. At any meeting of shareholders, the chairman of the meeting may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.
     Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
     Section 12. REPORTS TO SHAREHOLDERS.
     (a) Not later than 120 days after the close of each fiscal year of the Trust and in any event at or before the annual meeting of shareholders, the Trustees shall deliver or cause to be delivered to the shareholders a report of the business and operations of the Trustees during such fiscal year containing a balance sheet and a statement of income and surplus of the Trust, accompanied by the certification of an independent certified public accountant, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject. A signed copy of the annual report and the accountant’s certificate shall, simultaneously with such delivery to the shareholders, be filed by the Trustees with the State Department of Assessments and Taxation of Maryland, and with such other governmental agencies as may be required by law and as the Trustees may deem appropriate.
     (b) Not later than 90 days after the end of each of the first three quarterly periods of each fiscal year, the Trustees shall deliver or cause to be delivered an interim report to the shareholders containing unaudited financial statements for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject.
     Section 13. NOMINATIONS AND SHAREHOLDER BUSINESS.
     (a) Annual Meetings of Shareholders. (1) Nominations of persons for election to the Board of Trustees and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of the Trustees or (iii) by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).
          (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a) (1) of this Section 13, the shareholder must have given timely notice thereof in writing to the Secretary of the Trust and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a shareholder’s notice as described above. Such shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Trust’s books, and of such beneficial owner and (y) the number of each class of shares of the Trust which are owned beneficially and of record by such shareholder and such beneficial owner.
          (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 13 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.
     (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Nominations of persons for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice provided for in this Section 13(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(b). In the event the Trust calls a special meeting of shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust’s notice of meeting, if the shareholder’s notice containing the information required by paragraph (a) (2) of this Section 13 shall be delivered to the Secretary at the principal executive offices of the Trust not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a shareholder’s notice as described above.
     (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to serve as Trustees and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.
          (2) For purposes of this Section 13, “public announcement’ shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
          (3) Notwithstanding the foregoing provisions of this Section 13, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Trust’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
     Section 14. INFORMAL ACTION BY SHAREHOLDERS. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each shareholder entitled to vote on the matter and any other shareholder entitled to notice of a meeting of shareholders (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the shareholders.
     Section 15. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.
ARTICLE III
TRUSTEES
     Section 1. GENERAL POWERS; QUALIFICATIONS; TRUSTEES HOLDING OVER. The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability. In case of failure to elect Trustees at an annual meeting of the shareholders, the

Trustees holding over shall continue to direct the management of the business and affairs of the Trust until their successors are elected and qualify.
     Section 2. NUMBER. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Trustees may establish, increase or decrease the number of Trustees.
     Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Trustees shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this Bylaw being necessary. The Trustees may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Trustees without other notice than such resolution.
     Section 4. SPECIAL MEETINGS. Special meetings of the Trustees may be called by or at the request of the chairman of the board or the president or by a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Trustees may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Trustees called by them.
     Section 5. NOTICE. Notice of any special meeting shall be given by written notice delivered personally, telegraphed, facsimile-transmitted or mailed to each Trustee at his business or residence address. Personally delivered or telegraphed notices shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting. Telephone or facsimile-transmission notice shall be given at least 24 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile-transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.
     Section 6. QUORUM. The presence of at least a majority of the Board of Trustees then in office shall constitute a quorum for transaction of business at any meeting of the Trustees, provided that, if less than a majority of such Trustees are present at said meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Declaration of Trust or these Bylaws, the vote of a majority of a particular group of Trustees is required for action, a quorum must also include a majority of such group.
     The Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

     Section 7. VOTING. The action of the majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees, unless the concurrence of a greater proportion is required for such action by applicable statute.
     Section 8. TELEPHONE MEETINGS. Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
     Section 9. INFORMAL ACTION BY TRUSTEES. Any action required or permitted to be taken at any meeting of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each Trustee and such written consent is filed with the minutes of proceedings of the Trustees.
     Section 10. VACANCIES. If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than two Trustees remain). Any vacancy (including a vacancy created by an increase in the number of Trustees), other than a vacancy created as a result of the removal of any Trustee by action of the shareholders, shall be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the Trustees. Any individual so elected as Trustee shall hold office for the unexpired term of the Trustee he is replacing.
     Section 11. COMPENSATION: FINANCIAL ASSISTANCE.
     (a) Compensation. Trustees shall not receive any stated salary for their services as Trustees but, by resolution of the Trustees, may receive fixed sums per year and/or per meeting and/or per visit to real property owned or to be acquired by the Trust and for any service or activity they performed or engaged in as Trustees. Such fixed sums may be paid either in cash or in shares of the Trust. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees; but nothing herein contained shall be construed to preclude any Trustees from serving the Trust in any other capacity and receiving compensation therefor.
     (b) Financial Assistance to Trustees.. The Trust may lend money to, guarantee an obligation of or otherwise assist a Trustee or a trustee or director of a direct or indirect subsidiary of the Trust; provided, however, that such Trustee or other person is also an executive officer of the Trust or of such subsidiary, or the loan, guarantee or other assistance is in connection with the purchase of Shares. The loan, guarantee or other assistance may be with or without interest, unsecured, or secured in any manner that the Board of Trustees approves, including a pledge of shares.
     Section 12. REMOVAL OF TRUSTEES. The shareholders may, at any time, remove any Trustee in the manner provided in the Declaration of Trust and, if any Trustee shall be so removed, may take action to fill the vacancy so created. Any individual so elected as Trustee shall hold office for the unexpired term of the Trustee, the removal of which created the vacancy.

     Section 13. LOSS OF DEPOSITS. No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or shares have been deposited.
     Section 14. SURETY BONDS. Unless required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.
     Section 15. RELIANCE. Each Trustee, officer, employee and agent of the Trust shall, in the performance of his duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.
     Section 16. INTERESTED TRUSTEE TRANSACTIONS. Section 2-419 of the Maryland General Corporation Law (the “MGCL”) shall be available for and apply to any contract or other transaction between the Trust and any of its Trustees or between the Trust and any other trust, corporation, firm or other entity in which any of its Trustees is a trustee or director or has a material financial interest.
     Section 17. CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The Trustees shall have no responsibility to devote their full time to the affairs of the Trust. Any Trustee or officer, employee or agent of the Trust (other than a full-time officer, employee or agent of the Trust), in his personal capacity or in a capacity as an affiliate, employee or agent of any other person, or otherwise, may have business interests and engage in business activities similar or in addition to those of or relating to the Trust.
ARTICLE IV
COMMITTEES
     Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Trustees may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, each comprised of two or more Trustees, to serve at the pleasure of the Trustees.
     Section 2. POWERS. The Trustees may delegate to committees appointed under Section 1 of this Article any of the powers of the Trustees, except as prohibited by law.
     Section 3. MEETINGS. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees.
     One-third of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board of Trustees may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any such committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another Trustee to act at the meeting in the place of such absent or disqualified members.
     Each committee shall keep minutes of its proceedings and shall report the same to the Board of Trustees at the next succeeding meeting, and any action by the committee shall be subject to revision and alteration by the Board of Trustees, provided that no rights of third persons shall be affected by any such revision or alteration.
     Section 4. TELEPHONE MEETINGS. Members of a committee of the Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
     Section 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.
     Section 6. VACANCIES. Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.
ARTICLE V
OFFICERS
     Section 1. GENERAL PROVISIONS. The officers of the Trust shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, a chief operating officer, a chief financial officer, one or more vice presidents, one or more assistant secretaries and one or more assistant treasurers. In addition, the Trustees may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Trust shall be elected annually by the Trustees at the first meeting of the Trustees held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In their discretion, the Trustees may leave unfilled any office except that of president and secretary. Election of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

     Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Trust may be removed by the Trustees if in their judgment the best interests of the Trust would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his resignation to the Trustees, the chairman of the board, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Trust.
     Section 3. VACANCIES. A vacancy in any office may be filled by the Trustees for the balance of the term.
     Section 4. CHIEF EXECUTIVE OFFICER. The Trustees may designate a chief executive officer from among the elected officers. The chief executive officer shall have responsibility for implementation of the policies of the Trust, as determined by the Trustees, and for the administration of the business affairs of the Trust. In the absence of both the chairman and vice chairman of the board, the chief executive officer shall preside over the meetings of the Trustees and of the shareholders at which he shall be present.
     Section 5. CHIEF OPERATING OFFICER. The Trustees may designate a chief operating officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.
     Section 6. CHIEF FINANCIAL OFFICER. The Trustees may designate a chief financial officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.
     Section 7. CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. The chairman of the board shall preside over the meetings of the Trustees and of the shareholders at which he shall be present and shall in general oversee all of the business and affairs of the Trust. In the absence of the chairman of the board, the vice chairman of the board shall preside at such meetings at which he shall be present. The chairman and the vice chairman of the board may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed. The chairman of the board and the vice chairman of the board shall perform such other duties as may be assigned to him or them by the Trustees.
     Section 8. PRESIDENT. In the absence of the chairman, the vice chairman of the board and the chief executive officer, the president shall preside over the meetings of the Trustees and of the shareholders at which he shall be present. In the absence of a designation of a chief executive officer by the Trustees, the president shall be the chief executive officer and shall be ex officio a member of all committees that may, from time to time, be constituted by the Trustees. The president may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Trustees from time to time.
     Section 9. VICE PRESIDENT. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Trustees. The Trustees may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.
     Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the shareholders, the Trustees and committees of the Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the trust records and of the seal of the Trust; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have general charge of the share transfer books of the Trust; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Trustees.
     Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Trust and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trustees.
     He shall disburse the funds of the Trust as may be ordered by the Trustees, taking proper vouchers for such disbursements, and shall render to the president and Trustees, at the regular meetings of the Trustees or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the Trust.
     If required by the Trustees, he shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trustees for the faithful performance of the duties of his office and for the restoration to the Trust, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his control belonging to the Trust.
     Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Trustees. The assistant treasurers shall, if required by the Trustees, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Trustees.

     Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Trustees and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a Trustee.
ARTICLE VI
CONTRACTS, LOANS, CHECKS AND DEPOSITS
     Section 1. CONTRACTS. The Trustees may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the Trustees or by an authorized person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees.
     Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or agent of the Trust in such manner as shall from time to time be determined by the Trustees.
     Section 3. DEPOSITS. All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Trustees may designate.
ARTICLE VII
SHARES
     Section 1. CERTIFICATES. Except as otherwise provided in these Bylaws, this Section 1 of Article VII of the Bylaws shall not be interpreted to limit the authority of the Board of Trustees to issue some or all of the shares of beneficial interest of any or all of the Trust’s classes or series without certificates. In the event that the Trust issues shares of beneficial interest of any class or series evidenced by certificates, each holder of such shares of such class or series shall be entitled to a certificate or certificates which shall evidence and certify the number of such shares of such class or series of beneficial interest held by such shareholder in the Trust. Each certificate shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes or series of shares, each class and series may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Trust may set forth upon the face or back of the certificate a statement that the Trust will furnish to any shareholder, upon request and without charge, a full statement of such information.
     Section 2. TRANSFERS. Certificates shall be treated as negotiable and title thereto and to the shares they represent shall be transferred by delivery thereof to the same extent as those of a Maryland stock corporation. Upon surrender to the Trust or the transfer agent of the Trust of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Trust shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
     The Trust shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.
     Notwithstanding the foregoing, transfers of shares of beneficial interest of the Trust will be subject in all respects to the Declaration of Trust and all of the terms and conditions contained therein.
     Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Trustees may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Trust to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.
     Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Trustees may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of shareholders not less than ten days, before the date on which the meeting or particular action requiring such determination of shareholders of record is to be held or taken.
     In lieu of fixing a record date, the Trustees may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days before the date of such meeting.
     If no record date is fixed and the share transfer books are not closed for the determination of shareholders, (a) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Trustees, declaring the dividend or allotment of rights, is adopted.
     When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.
     Section 5. STOCK LEDGER. The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.
     Section 6. FRACTIONAL SHARES; ISSUANCE OF UNITS. The Trustees may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust or these Bylaws, the Trustees may issue units consisting of different securities of the Trust. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.
ARTICLE VIII
ACCOUNTING YEAR
     The Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.
ARTICLE IX
DISTRIBUTIONS
     Section 1. AUTHORIZATION. Dividends and other distributions upon the shares of beneficial interest of the Trust may be authorized and declared by the Trustees, subject to the provisions of law and the Declaration of Trust. Dividends and other distributions may be paid in cash, property or shares of the Trust, subject to the provisions of law and the Declaration of Trust.
     Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any funds of the Trust available for dividends or other distributions such sum or sums as the Trustees may from time to time, in their absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Trust or for such other purpose as the Trustees shall determine to be in the best interest of the Trust, and the Trustees may modify or abolish any such reserve in the manner in which it was created.
ARTICLE X
PROHIBITED INVESTMENTS AND ACTIVITIES
     Notwithstanding anything to the contrary in the Declaration of Trust, the Trust shall not enter into any transaction referred to in (i), (ii) or (iii) below which it does not believe is in the best interests of the Trust, and will not, without the approval of a majority of the disinterested Trustees, (i) acquire from or sell to any Trustee, officer or employee of the Trust, any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in which a Trustee, officer or employee of the Trust owns more than a one percent interest or any affiliate of any of the foregoing, any of the assets or other property of the Trust, except for the acquisition directly or indirectly of certain properties or interest therein, directly or indirectly, through entities in which it owns an interest in connection with the initial public offering of shares by the Trust or pursuant to agreements entered into in connection with such offering, which properties shall be described in the prospectus relating to such initial public offering, (ii) make any loan to or borrow from any of the foregoing persons or (iii) engage in any other transaction with any of the foregoing persons. Each such transaction will be in all respects on such terms as are, at the time of the transaction and under the circumstances then prevailing, fair and reasonable to the Trust. Subject to the provisions of the Declaration of Trust, the Board of Trustees may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Trust as it shall deem appropriate in its sole discretion.
ARTICLE XI
SEAL
     Section 1. SEAL. The Trustees may authorize the adoption of a seal by the Trust. The seal shall have inscribed thereon the name of the Trust and the year of its formation. The Trustees may authorize one or more duplicate seals and provide for the custody thereof.
     Section 2. AFFIXING SEAL. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Trust.
ARTICLE XII
INDEMNIFICATION AND ADVANCES FOR EXPENSES
     To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify (a) any Trustee, officer or shareholder or any former Trustee, officer or shareholder (including among the foregoing, for all purposes of this Article XII and without limitation, any individual who, while a Trustee, officer or shareholder and at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against reasonable expenses incurred by him in connection with the proceeding, (b) any Trustee or officer or any former Trustee or officer against any claim or liability to which he may become subject by reason of such status unless it is established that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful and (c) each shareholder or former shareholder against any claim or liability to which he may become subject by reason of such status. In addition, the Trust shall, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a Trustee, officer or shareholder or former Trustee, officer or shareholder made a party to a proceeding by reason such status, provided that, in the case of a Trustee or officer, the Trust shall have received (i) a written affirmation by the Trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification by the Trust as authorized by these Bylaws and (ii) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of its Trustees, provide such indemnification or payment or reimbursement of expenses to any Trustee, officer or shareholder or any former Trustee, officer or shareholder who served a predecessor of the Trust and to any employee or agent of the Trust or a predecessor of the Trust. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Declaration of Trust or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
     Any indemnification or payment or reimbursement of the expenses permitted by these Bylaws shall be furnished in accordance with the procedures provided for indemnification or payment or reimbursement of expenses, as the case may be, under MGCL § 2-418 for directors of Maryland corporations. The Trust may provide to Trustees, officers and shareholders such other and further indemnification or payment or reimbursement of expenses, as the case may be, to the fullest extent permitted by the MGCL, as in effect from time to time, for directors of Maryland corporations.
ARTICLE XIII
WAIVER OF NOTICE
     Whenever any notice is required to be given pursuant to the Declaration of Trust or Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
ARTICLE XIV
AMENDMENT OF BYLAWS
     The Trustees may adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; provided, however, that Article II, Sections 2, 10 and 12 of Article III and this Article XIV of these Bylaws shall not be amended without the consent of shareholders by a vote of a majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present.
ARTICLE XV
MISCELLANEOUS
     All references to the Declaration of Trust shall include any amendments thereto.

PLEASE VOTE TODAY!
SEE REVERSE
SIDE FOR THREE EASY WAYS TO VOTE.
▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

P
R
O
X
Y
RAMCO-GERSHENSON PROPERTIES TRUST
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
June 8, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
     The undersigned shareholder of Ramco-Gershenson Properties Trust (the “Trust”) hereby appoints DENNIS GERSHENSON and GREGORY R. ANDREWS, or either of them, each with full power of substitution, as proxies of the undersigned to vote all common shares of beneficial interest of the Trust which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on Tuesday, June 8, 2010, 10:00 a.m., Eastern time, at The Community House, 380 S. Bates Street, Birmingham, Michigan 48009 and all adjournments or postponements thereof, and to other represent the undersigned at the annual meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned revokes any proxy previously given to vote at such meeting.
     The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on each of the following matters and in accordance with their judgment on any other matters which may properly come before the meeting or any adjournment or postponement thereof.
     This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of Ramco-Gershenson Properties Trust common stock for the upcoming Annual Meeting of Shareholders.
PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:
1.	Vote by Telephone – Please call toll-free in the U.S. or Canada at [ • ], on a touch-tone telephone. If outside the U.S. or Canada, call [ • ]. Please follow the simple instructions. You will be required to provide the unique control number printed below.
OR
2.	Vote by internet – Please access [ • ], and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or internet 24 hours a day, 7 days a week.
Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card
OR
3.	Vote by Mail – If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: [ • ].
▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

A ☒	PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE.
YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS BELOW
1.	Election of Class I Trustees

NOMINEES: (01) Dennis Gershenson, (02) Robert A. Meister, (03) Michael A. Ward

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT
          Instructions: to withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the number of the nominee here:

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2.        Ratification of the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for 2010.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approval of the amendment to the Declaration of Trust to declassify the Board of Trustees and the amendment to the Bylaws to increase the percentage of votes necessary for shareholders to require the Trust to call a special shareholder meeting.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

DATE		, 2010
SIGNATURE
SIGNATURE( IF JOINTLY HELD )
TITLE(S), IF ANY
NOTE: Please sign exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signor is a corporation, please sign the full corporate name by an authorized officer, giving full title as such. If the signor is a partnership, please sign the full partnership’s name by an authorized person.

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